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TRUST FOR ADVISED PORTFOLIOS

615 East Michigan Street
Milwaukee, Wisconsin 53202

February 6, 2023

Dear Shareholder:

I am writing to inform you of the upcoming special meeting of the shareholders of the Fulcrum Diversified Absolute Return Fund (the “Existing Fund”), which is scheduled to be held at the offices of U.S. Bank Global Fund Services, the Existing Fund’s administrator, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202 on February 28, 2023 at 9:00 a.m., Central time (10:00 a.m., Eastern time).  The Existing Fund is a series of Trust for Advised Portfolios (“TAP”), an open-end management investment company organized as a Delaware statutory trust with its principal offices located at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

The purpose of the meeting is to seek your approval of a proposal to reorganize the Existing Fund into a newly created series (the “New Fund”) of Northern Lights Fund Trust IV (“Northern Lights”), an open-end management investment company organized as a Delaware statutory trust with its principal offices located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 (the “Reorganization”). If shareholders approve the Reorganization, it will take effect on or about March 10, 2023, or such other date as may be agreed upon by the officers of Northern Lights and TAP.  At that time, the shares of the Existing Fund that you currently own would be exchanged on a tax-free basis for shares of the New Fund with the same aggregate net asset value. Following the Reorganization, the investment advisory fee for the New Fund will be the same as the investment advisory fee for the Existing Fund, but the total annual fund operating expenses of the New Fund, both before and after fee waivers and expense reimbursements, are expected to be lower than those of the Existing Fund due to operational efficiencies.

Please take the time to carefully read the Proxy Statement and cast your vote.

The Reorganization of the Existing Fund will not result in any changes to the investment objective, principal investment strategies, or investment policies of the Existing Fund.  There are no changes anticipated to be made to the Existing Fund’s portfolios solely as a result of being reorganized into the New Fund. Fulcrum Asset Management LLP, the investment adviser to the Existing Fund, will continue to serve as the investment adviser to the New Fund.  The portfolio managers of the Existing Fund will continue as the portfolio managers of the New Fund.

Information on the specific details and reasons for the Reorganization are contained in the enclosed Proxy Statement.  The Notice of Special Meeting of Shareholders and the proxy card are also enclosed.  The Board of Trustees of TAP, on behalf of the Existing Fund, unanimously recommends that you vote “FOR” the Reorganization.

Your vote is important no matter how many shares you own.  Voting your shares early will avoid costly follow-up mail and telephone solicitation.  After reviewing the attached materials, please complete, sign and date your proxy card and mail it promptly in the enclosed postage paid envelope.  You may also vote online by following the instructions found on your proxy card, by telephone at the number provided on the proxy card, or at the meeting.  Any proposal submitted to a vote at the meeting may be voted at the meeting, online using the instructions found on your proxy card, or by written proxy.

If you have any questions about the proposal or to quickly vote your shares, please call AST Fund Solutions, LLC, our proxy solicitation firm, toll-free at (866) 751-6311.

Sincerely,

Russell B. Simon,
President, Trust for Advised Portfolios

Fulcrum Diversified Absolute Return Fund

a series of Trust for Advised Portfolios

615 East Michigan Street
Milwaukee, Wisconsin 53202

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held February 28, 2023

Dear Shareholders:

The Board of Trustees of Trust for Advised Portfolios (“TAP”), an open-end management investment company organized as a Delaware statutory trust, has called a special meeting of the shareholders of the Fulcrum Diversified Absolute Return Fund (the “Existing Fund”), to be held at the offices of U.S. Bank Global Fund Services, the Existing Fund’s administrator, located at 615 East Michigan Street, Milwaukee, Wisconsin, on February 28, 2023 at 9:00 a.m., Central Time (10:00 a.m., Eastern time), for the following purpose:

PROPOSAL - To approve the Agreement and Plan of Reorganization and Termination pursuant to which the Existing Fund would reorganize into a newly created series of Northern Lights Fund Trust IV.

Shareholders also may be asked to transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.  Shareholders of record at the close of business on December 30, 2022 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on February 28, 2023.  A copy of the Notice of Special Meeting of Shareholders and the Proxy Statement (including the proposed Agreement and Plan of Reorganization and Termination) are available at https://vote.proxyonline.com/fulcrum/docs/2023specialmeeting.pdf.

By Order of the Board of Trustees

Scott A. Resnick, Secretary

February 6, 2023

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope, vote online at the website listed on your proxy card, or vote by calling the number listed on your proxy card, whether or not you expect to be present at the meeting.  If you attend the meeting, you may revoke your proxy and vote your shares at the meeting.

IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO INSTRUCTIONS, YOUR SHARES WILL BE VOTED “FOR” THE PROPOSAL DESCRIBED ABOVE.

To avoid the additional expense of further solicitation, we ask for your cooperation in voting promptly.  Any proposal submitted to a vote at the special meeting of shareholders may be voted at the meeting, online at the voting site listed on your proxy card, or by written proxy.  In addition to the solicitation of proxies by mail, you may receive a call from a representative of AST Fund Solutions, LLC or from TAP if your vote is not received.

Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy cards, they will not be voted and will not be counted as present at the meeting.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expenses involved in validating your vote if you fail to sign your proxy card properly.

(1) Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

(2) Joint Accounts: Either party may sign, but the name of the signing party should conform exactly to the name shown in the registration on the proxy card.

(3) Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

Fulcrum Diversified Absolute Return Fund

a series of

Trust for Advised Portfolios
615 East Michigan Street
Milwaukee, Wisconsin 53202
____________

PROXY STATEMENT
____________

SPECIAL MEETING OF SHAREHOLDERS

To Be Held February 28, 2023

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Trust for Advised Portfolios (“TAP”) on behalf of the Fulcrum Diversified Absolute Return Fund (the “Existing Fund”), a series of TAP, for use at the special meeting of shareholders of the Existing Fund to be held at the offices of U.S. Bank Global Fund Services, the Existing Fund’s administrator, located at 615 East Michigan Street, Milwaukee, Wisconsin  on February 28, 2023 at 9:00 a.m., Central time (10:00 a.m., Eastern time) (together with any postponements or adjournments thereof, the “Meeting”).  The Notice of Special Meeting of Shareholders, Proxy Statement, and proxy card will be mailed to shareholders beginning on or about February 6, 2023.

The Meeting has been called by the Board to consider the proposed Agreement and Plan of Reorganization and Termination attached in the Appendix to this Proxy Statement, pursuant to which the Existing Fund would reorganize into a newly created series of Northern Lights Fund Trust IV (“Northern Lights”), an investment company organized as a Delaware statutory trust.  Under such Agreement and Plan of Reorganization and Termination, (i) the Existing Fund would transfer all of its assets into the newly created series of Northern Lights (the “New Fund”), in exchange for (a) the number of full and fractional shares of each class of the New Fund corresponding to the outstanding class of shares of the Existing Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of shares of the Existing Fund, and (b) the assumption by the New Fund of all of the liabilities of the Existing Fund, followed by (ii) the liquidating distribution by the Existing Fund to its shareholders of shares of the New Fund received in the exchange, in proportion to the shareholders’ holdings of shares of the Existing Fund (the “Reorganization”).

The Reorganization of the Existing Fund will not result in any change to the investment objective, principal investment strategies, or investment policies of the Existing Fund.  There are no changes anticipated to be made to the Existing Fund’s portfolios as a result of being reorganized into the New Fund.  Fulcrum Asset Management LLP, the investment adviser to the Existing Fund (the “Adviser”), will continue to serve as the investment adviser to the New Fund.  The portfolio managers of the Existing Fund will continue as the portfolio managers of the New Fund.  The investment advisory fee for the New Fund will be the same as the investment advisory fee for the Existing Fund. No advisory fee increase is proposed.

EXISTING FUND (series of TAP)	To be reorganized into	NEW FUND (series of Northern Lights)
Super Institutional Class Shares	è	Super Institutional Class Shares
Institutional Class Shares	è	Institutional Class Shares
Advisor Class Shares	è	Advisor Class Shares

The Prospectus and Statement of Additional Information of the Existing Fund are incorporated herein by reference.  The Adviser will provide a copy of the Existing Fund’s Prospectus, Statement of Additional Information, and most recent annual report and semi-annual report, including financial statements and schedules, within one day of the request at no charge by calling the Existing Fund at 855-538-5278 or by writing to Fulcrum Diversified Absolute Return Fund c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI  53201-0701.  All of these documents are also available at no charge at the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

QUESTIONS AND ANSWERS: Important Information to Help You Understand and Vote on the Proposal

Question:	What is the purpose of the Reorganization?

Answer:
The purpose of the Reorganization of the Existing Fund is to move the Existing Fund from TAP to Northern Lights in an attempt to gain operational efficiencies due to the economies of scale associated with a larger series trust.  The Adviser will be the investment adviser to the New Fund.  The investment advisory fee for the New Fund will be the same as the investment advisory fee for the Existing Fund, but the total annual fund operating expenses of the New Fund, both before and after fee waivers and expense reimbursements, are expected to be lower than those of the Existing Fund.  The Reorganization must be approved by the Existing Fund’s shareholders in order to take place.

Question:	How will the Existing Fund be impacted by the Reorganization?

Answer:
The Existing Fund is a series of TAP, a Delaware statutory trust, and is managed by the Adviser.  Like TAP, Northern Lights is a Delaware statutory trust structured such that its board of trustees provides oversight to, and a common set of service providers provide non-investment management services to, a number of different funds managed by different unaffiliated investment advisers.  As a series of Northern Lights, the New Fund thus will be overseen by a different board of trustees and have different officers than the Existing Fund.  The New Fund will also be subject to the compliance and other policies and procedures of Northern Lights, although it is not anticipated that this will result in any substantive change from the current day-to-day operations of the Existing Fund.

Custody, administration, accounting, transfer agency, and distribution services (“Third Party Service Arrangements”) are provided to TAP and Northern Lights by the following:

	TAP	Northern Lights
Administrator/Transfer Agent	U.S. Bancorp Fund Services 615 East Michigan Street Milwaukee, WI 53202	Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246
Distributor	Quasar Distributors, LLC 111 E. Kilbourn Avenue Suite 1250 Milwaukee, WI 53202	Northern Lights Distributors, LLC 4221 North 203rd Street Suite 100 Elkhorn, NE 68022-3474
Custodian	U.S. Bank, N.A. 1555 N. Rivercenter Drive Suite 302 Milwaukee, WI 53212	U.S. Bank, N.A. 1555 N. Rivercenter Drive Suite 302 Milwaukee, WI 53212
Auditor	BBD, LLP 1835 Market Street, 3rd Floor Philadelphia, PA 19103	Cohen & Company, Ltd. 342 N. Water Street, Suite 830 Milwaukee, WI 53202

Question:	Who are Ultimus Fund Solutions LLC and Northern Lights Distributors LLC?

Answer:	Ultimus Fund Solutions, LLC is one of the largest independent fund administration providers in the United States. As of January 31, 2023, it serves as the administrator for 590 mutual funds and ETFs.

Northern Lights Distributors, LLC is a broker-dealer specializing in mutual fund distribution.  As of January 31, 2023, it provides distribution services to approximately 216 registered funds.

Question:	What will remain the same after the Reorganization?

Answer:
The Reorganization, if consummated, will provide the Existing Fund’s shareholders with the opportunity to continue to invest in the New Fund offering the same day-to-day investment management of the portfolio by the same investment adviser and portfolio managers that currently manage the Existing Fund.  The Reorganization will not affect the Existing Fund’s investment objective, principal investment strategies, or principal investment risks.  There are no changes anticipated to be made to the Existing Fund’s portfolio as a result of being reorganized into the New Fund.  The New Fund will be managed in accordance with the same investment objective and principal investment strategies and will be subject to the same principal investment risks.  The Adviser serves as the investment adviser to the Existing Fund under an investment advisory agreement with TAP, on behalf of the Existing Fund.  The Adviser will serve as the investment adviser to the New Fund under an investment advisory agreement with Northern Lights, on behalf of the New Fund.  The investment advisory agreement with Northern Lights will be substantially the same as the investment advisory agreement with TAP.

Question:	What will change as a result of the Reorganization?

Answer:
If the Reorganization is approved by shareholders, the Existing Fund will reorganize into Northern Lights, a separate trust with a different board of trustees than the Board of Trustees for TAP.  Northern Lights is subject to its own Agreement and Declaration of Trust and By-Laws.  As a series of Northern Lights, the New Fund will have a different fund administrator, transfer agent, distributor and auditor.

Question:	What effect will the Reorganization have on me as a shareholder?

If the Reorganization is approved by shareholders, the Existing Fund will be reorganized into a new, identically named New Fund, a series of Northern Lights.  You will receive the same class of shares of the New Fund as you currently hold in the Existing Fund.  Each shareholder of the Existing Fund will receive the same number of full and fractional shares of the New Fund, with the same aggregate NAV, as the shareholder held of the Existing Fund immediately prior to the Reorganization. There are no changes anticipated to be made to the Existing Fund’s portfolios as a result of being reorganized into the New Fund. The shareholder services offered to the Existing Fund will be substantially similar to the shareholder services offered to the New Fund. As discussed further below, the investment advisory fee for the New Fund will be the same as the investment advisory fee for the Existing Fund, but the total annual fund operating expenses of the New Fund, both before and after fee waivers and expense reimbursements, are expected to be lower than those of the Existing Fund.

Question:	How will the Reorganization work?

Answer:
The Reorganization of the Existing Fund will involve three steps: (a) the Existing Fund will transfer all of its assets to the New Fund, in exchange for shares of the New Fund with an aggregate NAV equal to the aggregate NAV of shares of the Existing Fund, and the assumption by the New Fund of all of the liabilities of the Existing Fund; (b) the Existing Fund will distribute the New Fund shares received in the exchange pro rata to its shareholders; and (c) the Existing Fund will be liquidated and terminated.

Question:	Who will pay the expenses related to the Reorganization?

Answer:
The Adviser will pay all costs related to the Reorganization even if the Reorganization is not consummated. The Existing Fund and the New Fund will not incur any expenses in connection with the Reorganization.

Question:	Will my fees change as a result of the Reorganization?

Answer:
Yes.  Although the Adviser’s investment advisory fee for the New Fund will be the same as the investment advisory fee for the Existing Fund, the total annual fund operating expenses of each class of shares of the New Fund, both before and after fee waivers and expense reimbursements, are expected to be lower than the total annual fund operating expenses of each corresponding class of shares of the Existing Fund following the Reorganization. The expense limitations in place for the Existing Fund will be retained by the New Fund for at least one year after the New Fund commences operations and will be subject to renewal thereafter. The Adviser may be reimbursed by the New Fund for fees it waived and fund expenses it paid (including any fees waived or expenses paid with respect to the Existing Fund before the Reorganization) subject to certain limitations, including that the reimbursement would not cause the expense limitation at the time of the waiver or currently in effect, whichever is lower, to be exceeded.

Question:	What are the tax consequences of the Reorganization?

Answer:
The Reorganization is expected to be a tax-free reorganization for federal income tax purposes under Section 368(a) of the Internal Revenue Code, as amended.  No gain or loss should be recognized by the Existing Fund or its shareholders as a result of the Reorganization.

Question:	How does the Board suggest I vote on the Reorganization?

Answer:	The Board recommends that you vote “FOR” the Reorganization.

Question:	Will my vote make a difference?

Answer:
Yes. Your vote is needed to ensure that the proposal can be acted upon, and we encourage all shareholders to participate in the governance of the Existing Fund.  Your immediate response will help prevent the need for any further solicitations for a shareholder vote.  We encourage all shareholders to vote, no matter how many shares you own.  If not enough shareholders vote, the Reorganization would be delayed, and we may need to solicit votes again.  The Reorganization will be approved only with the affirmative “vote of a majority of the outstanding voting securities” of the Existing Fund as defined under the Investment Company Act of 1940 (the “1940 Act”), which means the vote of the lesser of (1) 67% or more of the voting securities present at the Meeting, if more than 50% of the outstanding voting securities of the Existing Fund are present or represented by proxy or (2) more than 50% of the outstanding voting securities of the Existing Fund.

Question:	How do I place my vote?

Answer:
You can place your vote (1) by mailing your completed proxy card included with this Proxy Statement, (2) via the Internet at https://vote.prxyonline.com/fulcrum as printed on the proxy card, (3) by calling (866) 751-6311 toll-free Monday through Friday 9:00 AM to 9:00 PM (Eastern Time) as printed on the proxy card, or (4) by casting your vote at the Meeting.

Question:	What if I do not wish to participate in the Reorganization?

Answer:
If you do not wish to have your Existing Fund shares exchanged for shares of the New Fund, you may redeem your shares prior to the consummation of the Reorganization. If you redeem your shares, and if you hold shares in a taxable account, you will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.

Question:	Whom do I call if I have questions?

Answer:
If you have any questions about the proposal or to quickly vote your shares, please call AST Fund Solutions, LLC, our proxy solicitation firm, toll-free at (866) 751-6311.  Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 9:00 PM (Eastern Time).

SUMMARY OF THE REORGANIZATION PROPOSAL

You are being asked to approve a reorganization of the Existing Fund pursuant to an Agreement and Plan of Reorganization and Termination (the “Reorganization Plan”) providing for the Existing Fund to reorganize into the New Fund, at which time each shareholder of the Existing Fund will become a shareholder of the New Fund.  The Existing Fund is a series of TAP and has three share classes – Super Institutional Class, Institutional Class, and Advisor Class shares.  If the Reorganization Plan is approved by shareholders, the Existing Fund will be reorganized into the new, identically named New Fund, a series of Northern Lights.  One of the goals of the Reorganization is for the Existing Fund to attempt to gain operational efficiencies due to the economies of scale associated with Northern Lights.  The gross and net operating expenses of the New Fund are expected to be lower than those of the Existing Fund, and the expense limitations in place for the Existing Fund will be retained by the New Fund for at least one year after the New Fund commences operations.  As a result, the expenses borne by shareholders are expected to be lower for at least the first year following the Reorganization.

The following items will not change after the Reorganization:

•
the investment objective, principal investment strategies, principal investment risks,  and fiscal year end of the New Fund will be the same as the Existing Fund and the investment policies and restrictions of the New Fund will be substantially similar to those of the Existing Fund;

•	the investment adviser to the New Fund will be the same as the investment adviser to the Existing Fund;

•	the members of the portfolio management team of the New Fund will be the same as the members of the portfolio management team of the Existing Fund;

•	the portfolio of the New Fund will remain the same as the portfolio of the Existing Fund, with no changes anticipated to be made as a result of the Reorganization;

•	the advisory fees paid to the investment adviser of the New Fund will be the same as the advisory fees paid to the investment adviser of the Existing Fund;

•
the expense limitations for each share class of the New Fund will be the same as the expense limitations for the corresponding share class of the Existing Fund for at least one year after the New Fund commences operations;

•
the number of full and fractional shares of the class of the Existing Fund owned by a shareholder immediately prior to the Reorganization will be the same as, and will have an aggregate NAV equal to, the number of full and fractional shares of the same class of the New Fund owned by the shareholder immediately after the Reorganization; and

•	the shareholder services offered to the Existing Fund are expected to be substantially similar to the shareholder services offered to the New Fund.

The following items will change after the Reorganization:

•	the New Fund will have a different board of trustees than the Board of the Existing Fund;

•	the Adviser’s investment advisory agreement will be with Northern Lights, on behalf of the New Fund;

•	the New Fund will be subject to the Agreement and Declaration of Trust and By-Laws of Northern Lights; and

•	the total annual fund operating expenses of the New Fund, both before and after fee waivers and expense reimbursements, are expected to be lower than those of the Existing Fund.

Pursuant to the Reorganization Plan, the Reorganization will be accomplished as follows: (a) the Existing Fund will transfer all of its assets to the New Fund, in exchange for shares of the New Fund with an aggregate NAV equal to the aggregate NAV of shares of the Existing Fund, and the assumption by the New Fund of all of the liabilities of the Existing Fund; (b) the Existing Fund will distribute the New Fund shares received in the exchange pro rata to its shareholders; and (c) the Existing Fund will be liquidated and terminated.  The Reorganization Plan is attached hereto in the Appendix.

The Board recommends a vote “FOR” this proposal.  For information about the anticipated benefits of the Reorganization, see “REASONS FOR THE PROPOSED REORGANIZATION” below.

At a meeting of the Board held on November 15, 2022, the TAP Trustees, including the members of the Board who are not “interested persons” as that term is defined in the 1940 Act (“Independent Trustees”), considered the Reorganization Plan with respect to the Existing Fund substantially in the form attached to this Proxy Statement, and unanimously determined that the Reorganization is in the best interests of the shareholders of the Existing Fund and that the interests of its shareholders will not be diluted as a result of the Reorganization.

REASONS FOR THE PROPOSED REORGANIZATION

The Adviser requested that the Board consider the Reorganization.  The Existing Fund is currently a series of TAP, a Delaware statutory trust, and is managed by the Adviser.  Like TAP, Northern Lights is a Delaware statutory trust structured such that its board of trustees provides oversight to, and a common set of service providers provide non-investment management services to, a number of different funds managed by different unaffiliated investment advisers. If the Reorganization is approved, the New Fund would be a series of Northern Lights and the Adviser would be one of a number of investment advisers that provide investment management services to various funds in Northern Lights. As regulatory requirements continue to result in increased operating costs, the Adviser believes it is important to attempt to capture the benefits of a larger trust.  The Adviser believes that the Reorganization will allow the Existing Fund to attempt to gain operational efficiencies by operating within Northern Lights.  The Adviser represented to the Board that the New Fund is expected to have lower gross and net expenses due to the economies of scale associated with a larger series trust.  The expense limitations in place for the Existing Fund will be retained by the New Fund for at least one year after the New Fund commences operations and is subject to renewal thereafter.  As a result, the expenses borne by shareholders are expected to be lower for at least the first year following the Reorganization.  The Adviser also represented that shareholders of the Existing Fund would not be required to pay for the Reorganization because the Adviser would bear all costs associated with the Reorganization (whether or not the Reorganization is consummated).  The Adviser assured the Board that the Reorganization would not result in any changes to the investment objective or principal investment strategies, or any change in the portfolio management team of the Existing Fund.

Board Considerations in Approving the Reorganization

The Board considered and approved the Reorganization at a meeting held on November 15, 2022. In advance of such meeting, the Board reviewed detailed information regarding the Reorganization, including written materials and oral presentations from the Adviser.  The Independent Trustees also met in executive session with their independent counsel with no representatives of management present.  In determining whether to approve the Reorganization, the Board inquired into a number of matters and evaluated the Adviser’s reasons for recommending the Reorganization as well as all of the other information provided.  After careful consideration, the Board, including all of the Independent Trustees, determined that the Reorganization was in the best interests of the Existing Fund and its shareholders and that the interests of the shareholders of the Existing Fund would not be diluted as a result of the Reorganization. The Board unanimously approved the Reorganization Plan and recommends that shareholders of the Existing Fund vote in favor of the proposal. The Board’s determinations were made on the basis of each Trustee’s judgment after consideration of all of the factors taken as a whole, though individual Trustees may have attributed different weights to various factors. The Board considered all factors it deemed pertinent in its business judgment, including, but not limited to, the following:

•	The Adviser will manage the New Fund as the successor to the Existing Fund.
•
The investment objective, principal investment strategies, and principal risks of the New Fund will be identical to those of the Existing Fund; the investment policies and restrictions of the New Fund are substantially similar to those of the Existing Fund; and the New Fund will be managed by the same portfolio management team.

•	The advisory fee for the New Fund will be the same as the advisory fee for the Existing Fund.
•	The Adviser’s belief that the potential benefit of the Reorganization is that it may result in operational efficiencies from operating within Northern Lights, a larger series trust.
•	The shareholder services offered to the New Fund will be substantially similar to the shareholder services offered to the Existing Fund, although provided by different service providers.
•	The qualifications and experience of the New Fund’s service providers.
•
The gross and net annual operating expenses of the New Fund following the Reorganization are expected to be lower than those of the Existing Fund due in part to the fact that the aggregate total assets under management of Northern Lights is greater than the aggregate total assets under management of TAP and associated economies of scale from spreading fixed costs of the New Fund across a larger asset base when taking into account the size of Northern Lights as compared to TAP.  The Board recognized that the Adviser might benefit to the extent it is required to waive and/or reimburse less fees and/or expenses under the expense limitation agreements because operating expenses of the New Fund are expected to be lower than the operating expenses of the Existing Fund. Nevertheless, such possible savings by the Adviser in the form of less of its advisory fee being waived was not deemed to be a significant factor for why the Adviser was recommending the Reorganization.

•
The Adviser has contractually agreed to waive the New Fund’s advisory fee and/or reimburse expenses (excluding certain agreed upon expens es) to ensure that the New Fund’s annual net operating expenses for each share class do not exceed the level of the Existing Fund’s current share class expense limitations for at least one year after the New Fund commences operations.

•
The Board noted that the Adviser is permitted to receive reimbursement from the New Fund for fees it waived and fund expenses it paid (including any fees waived or expenses paid with respect to the Existing Fund before the Reorganization), subject to the limitation that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date the fees and expenses were initially waived or reimbursed; and (2) the reimbursement may not be made if it would cause the expense limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded.

•
The costs of the Reorganization, including the costs of soliciting proxies, will be borne by the Adviser and not the Existing Fund or the New Fund, and the Adviser will bear such costs whether the Reorganization is consummated or not.

•
The Adviser will benefit from the reduction in the gross annual expenses of the Existing Fund by lowering the amounts subject to reimbursement by the Adviser under the Existing Fund’s current expense limitation agreement at least until the New Fund’s assets grow to a level where advisory fees are no longer waived.

•	Any potential conflicts of interest related to the Reorganization, including as a result of any direct or indirect benefits to the Adviser.
•	The Reorganization is expected to qualify as a tax-free reorganization under the Internal Revenue Code of 1986 (the “Code”).
•	The interests of the shareholders of the Existing Fund will not be diluted as a result of the Reorganization.
•	The costs of the New Fund’s service providers are estimated to be no higher and may be lower than the costs of the Existing Fund’s service providers.
•	If shareholders of the Existing Fund do not wish to become shareholders of the New Fund, they may redeem their Existing Fund shares before the Reorganization.
•	If the Reorganization is not approved by shareholders of the Existing Fund, the Reorganization will not be consummated, and the Existing Fund will continue to operate as it does currently.

The Board is submitting to shareholders of the Existing Fund the proposal to approve the Reorganization Plan with respect to the Existing Fund.  If shareholders approve the proposal, the Board and officers of TAP will execute and implement the Reorganization Plan and it will take effect on or about March 10, 2023 (the “Closing Date”) or such other date as may be agreed upon by the officers of Northern Lights and TAP in accordance with the Reorganization Plan.  The Board of Trustees of Northern Lights has also approved the Reorganization on behalf of the New Fund.

Summary of the Reorganization Plan

Below is a summary of the important terms of the Reorganization Plan, a form of which is set forth in the Appendix to this Proxy Statement, and which we encourage you to read in its entirety.  All information regarding Northern Lights, its operations and the various agreements between Northern Lights and its several service providers have been supplied by the Adviser, and neither TAP nor any member of the Board have independently verified the accuracy of such information.

Key Provisions.  The Reorganization Plan consists of several steps that will occur on the Closing Date following shareholder approval.  First, the Existing Fund will transfer all of its assets to the New Fund, which is a series of Northern Lights, in exchange solely for (1) all of the shares of New Fund with an aggregate NAV equal to the aggregate NAV of the number of full and fractional shares of the Existing Fund as of the Closing Date and (2) the assumption by the New Fund of all of the liabilities of the Existing Fund.  Immediately thereafter, the Existing Fund will liquidate and distribute the shares received from the New Fund to its shareholders on a pro rata basis.  This will be accomplished by opening an account on the books of the New Fund in the name of each shareholder of record of the Existing Fund and transferring the New Fund shares to each such account, by class, in complete liquidation of the Existing Fund.  As a result, every shareholder of the Existing Fund will own the same number and class of shares of the New Fund, with the same aggregate NAV, as the number and class of Existing Fund shares held by the shareholder immediately before the Reorganization.  For example, if you held 100 Super Institutional Class shares of the existing Fulcrum Diversified Absolute Return Fund immediately prior to the close of the New York Stock Exchange on the Closing Date, those shares would be canceled and you would receive 100 Super Institutional Class shares of the New Fund, which will also be called Fulcrum Diversified Absolute Return Fund.  The aggregate NAV of your New Fund shares immediately after the Reorganization will be equal to the aggregate NAV of your Existing Fund shares immediately prior to the Reorganization.  All of these transactions would occur as of the Closing Date.

Until the Closing Date, shareholders of the Existing Fund will continue to be able to redeem their shares at the NAV per share next determined after receipt by the Existing Fund’s transfer agent of a redemption request in proper form.  After the Reorganization, all of the issued and outstanding shares of the Existing Fund will be canceled on the books of the Existing Fund, and the share transfer books of the Existing Fund will be permanently closed.  If the Reorganization is consummated, shareholders will be free to redeem the shares of the New Fund that they receive in the transaction at their then-current NAV per share.  No sales charges will be imposed on the shares of the New Fund issued in connection with its Reorganization.  The Reorganization has been structured with the intention that it qualify for federal income tax purposes as a tax-free reorganization under the Code.  As a non-waivable condition of the Reorganization, counsel for the New Trust shall provide its tax opinion to such effect.  Therefore, for federal income tax purposes, shareholders should not recognize any gain or loss on Existing Fund shares as a result of the Reorganization.  Nevertheless, shareholders of the Existing Fund are encouraged to consult their tax advisors as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares for shares of the New Fund in the Reorganization.

Other Provisions.  The Reorganization is subject to a number of conditions set forth in the Reorganization Plan.  Certain of these conditions may be waived by the Board of Trustees of each of TAP and Northern Lights.  A significant condition includes the approval of the Reorganization Plan by shareholders of the Existing Fund (which may not be waived).  The Reorganization Plan may be terminated and the Reorganization abandoned at any time prior to the Closing Date, before or after approval by the shareholders of the Existing Fund, by mutual agreement of the parties, or by either party in the event of specified circumstances such as material breach.  In addition, the Reorganization Plan may be amended, modified, or supplemented in any manner, as TAP and Northern Lights may mutually agree on in writing.  However, shareholder approval would be required in order to amend the Reorganization Plan, subsequent to the Meeting, in a manner that would have a material adverse effect on the Existing Fund shareholders’ interests.

No governmental consent, approval, authorization or filing is required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws except for (1) Northern Lights’ filing with the SEC of a registration statement on Form N-1A relating to the New Fund shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus (“Registration Statement”), (2) TAP’s filing with the SEC of a Proxy Statement on Schedule 14A, and (3) consents, approvals, authorization and filings that have been made or received or may be required immediately after 4:00 p.m., Eastern Time on the Closing Date (“Effective Time”).

COMPARISON OF THE EXISTING FUND TO THE NEW FUND

Investment Objective, Principal Investment Strategies; Principal Risks; and Investment Policies and Restrictions.  The investment objective, principal investment strategies, and principal risks of the New Fund are identical to those of the Existing Fund and the investment limitations and restrictions of the New Fund are substantially similar to those of the Existing Fund. There are no changes anticipated to be made to the Existing Fund’s portfolios as a result of being reorganized into the New Fund.

Distribution and Purchase Procedures and Exchange Rights; Redemption Procedures; Valuation of Shares.

The policies regarding the distribution, purchase, redemption, and valuation of shares for the New Fund are identical to those of the Existing Fund.

Fees and Expenses.  The Reorganization will not result in any change to the Adviser’s investment advisory fee, but the total annual fund operating expenses of the New Fund, both before and after fee waivers and expense reimbursements, are expected to be lower than those of the Existing Fund and the expense limitations in place for the Existing Fund will be retained by the New Fund for at least one year after the New Fund commences operations.  The fee rates to be charged by the various service providers to the New Fund are estimated to be no higher and may be lower than the fee rates charged to the Existing Fund.

The following table allows you to compare the shareholder fees and annual fund operating expenses as a percentage of the aggregate daily net assets of the Existing Fund that you may pay for buying and holding shares of the Existing Fund to the New Fund.  The pro forma columns show expenses of the New Fund as if the Reorganization had occurred on the last day of the Existing Fund’s semi-annual period ended December 31, 2022.  The Annual Fund Operating Expenses tables and Example tables shown below are based on actual expenses incurred during the Existing Fund’s semi-annual period ended December 31, 2022.  The Example numbers shown in the table below reflect the impact of expense limitation agreements, as described in detail below, for the period of the respective agreement.  The pro forma columns show your costs as if the Reorganization had occurred on December 31, 2022.  Please keep in mind that, as a result of changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal year may be significantly different from those shown.  These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares.  A broker-dealer or financial institution maintaining the account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

FULCRUM DIVERSIFIED ABSOLUTE RETURN FUND

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Super Institutional Class		Institutional Class		Advisor Class
	Existing Fund	Pro Forma New Fund	Existing Fund	Pro Forma New Fund	Existing Fund	Pro Forma New Fund
Management Fees	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Distribution (12b-1) Fees	None	None	None	None	0.25%	0.25%
Other Expenses	0.37%	0.20%	0.45%	0.28%	0.52%	0.35%
Total Annual Fund Operating Expenses	1.27%	1.10%	1.35%	1.18%	1.67%	1.50%
Less: Fee Waiver and Expense Reimbursements	-0.22%	-0.05%	-0.22%	-0.05%	-0.37%	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (2) (3)	1.05%	1.05%	1.13%	1.13%	1.45%	1.45%

(1) Based on estimated expenses for the current fiscal year.

(2) With respect to the Existing Fund, the Adviser has contractually agreed to waive a portion or all of its management fees and pay expenses (excluding shareholder servicing fees, acquired fund fees and expenses (“AFFE”), taxes, interest expense, dividends on securities sold short and extraordinary expenses) in order to limit the annual fund operating expenses to 1.05%, 1.05% and 1.30% of average daily net assets of the Super Institutional Class, Institutional Class and Advisor Class shares, respectively (the “Expense Caps”). If any excluded expenses are incurred by the Fund or subsidiary, the total annual operating expenses will be higher than the Expense Caps. This arrangement is in effect through at least October 31, 2023 and may be terminated or amended at any time only by the Board. The Adviser may request recoupment of previously waived fees and paid expenses from the Existing Fund within three years from the date they were waived or paid, subject to, if different, the Expense Cap at the time of waiver/payment or the Expense Cap at the time of recoupment, whichever is lower.

The Adviser has contractually agreed to waive the management fee it receives from the Existing Fund in an amount equal to the management fee paid to the Adviser by a subsidiary wholly owned by the Existing Fund and organized under the laws of the Cayman Islands. This undertaking will continue in effect for so long as the Existing Fund invests in the Subsidiary and may be terminated only with the approval of the Board.

(3) With respect to the New Fund, pursuant to an operating expense limitation agreement between the Adviser and Northern Lights, the Adviser has agreed to waive its fees and/or absorb expenses of the New Fund to ensure that Total Annual Fund Operating Expenses (excluding shareholder servicing fees, acquired fund fees and expenses (“AFFE”), taxes, interest expense, dividends on securities sold short and extraordinary expenses) for the New Fund do not exceed 1.05%, 1.05% and 1.30%, of the New Fund’s average net assets, for the Super Institutional Class, Institutional Class and Advisor Class shares, respectively, for at least one year after the New Fund’s registration statement is effective. This operating expense limitation agreement can be terminated only by, or with the consent of, the Northern Lights Board of Trustees. The Adviser is permitted to receive reimbursement from the New Fund for fees it waived and fund expenses it paid (including any fees waived or expenses paid with respect to the Existing Fund before the Reorganization), subject to the limitation that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date the fees and expenses were initially waived or reimbursed; and (2) the reimbursement may not be made if it would cause the expense limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded.

The Adviser has contractually agreed to waive the management fee it receives from the New Fund in an amount equal to the management fee paid to the Adviser by a subsidiary wholly owned by the New Fund and organized under the laws of the Cayman Islands. This undertaking will continue in effect for so long as the New Fund invests in the subsidiary and may be terminated only with the approval of the Northern Lights Board of Trustees.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, and the contractual agreement to limit expenses remains in effect for at least one year after the New Fund’s registration statement is effective for both the Existing Fund and the New Fund.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Year	Super Institutional Class		Institutional Class		Advisor Class
	Existing Fund	Pro Forma New Fund	Existing Fund	Pro Forma New Fund	Existing Fund	Pro Forma New Fund
1	$107	$107	$115	$115	$148	$148
3	$381	$345	$406	$370	$505	$469
5	$676	$601	$718	$644	$887	$814
10	$1,515	$1,336	$1,605	$1,427	$1,958	$1,786

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the fiscal year ended June 30, 2022, the Existing Fund’s portfolio turnover rate was 129% of the average value of its portfolio.

Performance.  Set forth below is the performance information for the Existing Fund. The bar chart shows performance of the Existing Fund’s Super Institutional Class shares for each full calendar year since the Fund’s inception. Returns for Institutional Class and Advisor Class shares, which are not presented, vary from the returns of Super Institutional Class shares. The performance table compares the performance of the Existing Fund’s Super Institutional Class shares over time to the performance of a broad-based securities market index.  The performance information demonstrates the risks of investing in the New Fund by showing changes in the Existing Fund’s performance from year to year and by showing how the Existing Fund’s average annual returns compare with those of a broad measure of market performance.  The information shown assumes reinvestment of distributions.  The New Fund has not yet commenced operations and therefore has no performance history.  However, if the Reorganization is approved by shareholders, the New Fund will acquire all of the assets, and assume all of the liabilities, of the Existing Fund and will adopt the financial statements and performance history of the Existing Fund. Remember, the Existing Fund’s past performance, before and after taxes, is not necessarily an indication of how the New Fund will perform in the future.  Updated performance information for the Existing Fund is available through the Existing Fund’s website at www.fulcrumassetfunds.com.

Fulcrum Diversified Absolute Return Fund – Super Institutional Class

Calendar Year Total Returns as of December 31

Calendar year ended December 31

During the period shown in the bar chart, the Fund’s highest quarterly return was 4.86% for the Q1 2020, and the lowest quarterly return was -4.39% for the Q4 2018.

Average Annual Total Returns (For the periods ended December 31, 2022)
Fulcrum Diversified Absolute Return Fund	One Year	5 Years	Since Inception (07-31-2015)
Super Institutional Class
Return Before Taxes	2.19%	4.20%	2.79%
Return After Taxes on Distributions	1.78%	2.11%	1.21%
Return After Taxes on Distributions and Sale of Fund Shares	1.42%	2.34%	1.47%
Institutional Class
Return with Sales Charge Before Tax	1.97%	4.12%	2.72%
BofA Merrill Lynch 3-Month US Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	1.47%	6.49%	7.80%

Average Annual Total Returns (For the Period Ended October 31, 2018(1)
Fulcrum Diversified Absolute Return Fund	January 1, 2018 through October 31, 2018	Since Inception May 11, 2016)
Advisor Class
Return Before Taxes	-1.56%	1.09%
BofA Merrill Lynch 3-Month US Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	1.78%	1.03%

(1) Advisor Class closed on October 31, 2018 and holds no assets, but may accept new investments in the future.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

Tax Information. The Fulcrum Diversified Absolute Return Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fulcrum Diversified Absolute Return Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fulcrum Diversified Absolute Return Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Existing and Pro Forma Capitalization of the Fund

The following tables set forth the capitalization of the Existing Fund as of December 31, 2022, and of the New Fund as if the Reorganization took place on December 31, 2022.  The capitalization of the New Fund will likely be different at the time that the Reorganization is consummated, including as a result of daily share purchase and redemption activity in the Existing Fund and changes in NAV per share.

FULCRUM DIVERSIFIED ABSOLUTE RETURN FUND	Super Institutional Class		Institutional Class		Advisor Class
	Existing Fund	Pro Forma New Fund	Existing Fund	Pro Forma New Fund	Existing Fund	Pro Forma New Fund
Total Net Assets	163,765,964	85,504,245	92,699,619	73,477,633	N/A	N/A
Shares Outstanding	18,003,139	9,297,572	10,232,598	8,012,839	N/A	N/A
NAV per Share	9.10	9.20	9.06	9.17	N/A	N/A

Management of The Fund

Investment Adviser. Fulcrum Asset Management LLP, an SEC-registered investment advisory firm located at Marble Arch House, 66 Seymour Street, London W1H 5BT, United Kingdom, serves as the investment adviser to the Existing Fund under an investment advisory agreement with TAP, on behalf of the Existing Fund.  The Adviser will serve as adviser to the New Fund.  The existing Fulcrum Diversified Absolute Return Fund commenced investment operations on July 31, 2015.

The Existing Fund pays the Adviser fees for its services.  The fees are computed daily and paid monthly and are calculated as a percentage of the Existing Fund’s average daily net assets at the annual rates set forth below.  The advisory fee rate and percentage expense limitations are not changed by the Reorganization.  In addition, the Adviser has contractually agreed to waive its management fee and/or reimburse certain operating expenses for the Existing Fund to the extent necessary to maintain the Existing Fund’s net operating expenses (excluding shareholder servicing fees, AFFE, taxes, interest expense, dividends on securities sold short and extraordinary expenses).  Such obligations are at rates set forth below:

Fulcrum Diversified Absolute Return Fund
Management Fee	0.90%
Expense Limitation (Super Institutional Class)	1.05%
Expense Limitation (Institutional Class)	1.05%
Expense Limitation (Advisor Class)	1.30%

For the fiscal year ended June 30, 2022, the Adviser received an aggregate fee of 0.62% of the average net assets of the Existing Fund, after fee waivers. With respect to the Existing Fund, the Adviser has contractually agreed to continue the expense limitation arrangements until at least October 31, 2023.  With respect to the New Fund, the Adviser has contractually agreed to continue the above expense limitation arrangements for the New Fund for at least one year after the New Fund commences operations.

Investment Committee.  There will be no change to the Existing Fund’s portfolio management team as a result of the Reorganization.  The Adviser has established an Investment Committee (the “Committee”) that is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. The Committee currently is comprised of Gavyn Davies, Chairman; Andrew Stevens, Chief Executive; Suhail Shaikh, CFA, Chief Investment Officer; Andrew Bevan, PhD, Fixed Income Strategist, and Nabeel Abdoula, CFA, Deputy CIO. The Committee has managed the Fund since inception.  The Committee will continue to be jointly and primarily responsible for the day-to-day management of the New Fund.

Gavyn Davies, Founding Partner, Chairman, Chairman of the Investment Committee, over 40 years of experience

•	Founded the Adviser in 2004
•	BBC, Chairman, 2001-2004
•	Goldman Sachs, Chief Economist, Managing Director then Partner, 1986-2001
•	Simon & Coates then Phillips & Drew, Economist, 1979-1986
•	Policy Unit at 10 Downing Street, Economic Policy Economist (1974) then adviser to the Prime Minister (1976-1979)
•	St John’s College (University of Cambridge), then Research at Balliol College (University of Oxford), until 1974

Andrew Stevens, Founding Partner, Chief Executive, Chairman of the Risk Committee, over 25 years of experience

•	Founded the Adviser in 2004
•	Goldman Sachs, Investment Management, Executive Director, 1992-2004
•	Harvard Business School, MBA, 1990-1992
•	Burns Fry, New York, Mergers & Acquisitions, Associate, 1988-1990
•	BA Finance, Georgetown University, 1984-1988

Suhail Shaikh, CFA Partner, Chief Investment Officer, over 15 years of experience

•	Joined the Adviser in 2005
•	Goldman Sachs, Associate, Investment Strategy Group, 2002-2005
•	Goldman Sachs, Analyst, Global Equity then Global Fixed Income & Currency Asset Management, 2000‑2002
•	CFA Charterholder since 2003
•	BSc Management, London School of Economics & Political Sciences, 1997-2000

Andrew Bevan, PhD Partner, Fixed Income Strategist, over 35 years of experience

•	Joined the Adviser in 2006
•	Goldman Sachs, Managing Director, Head of Global Markets Research, 1994-2005
•	Bear Stearns, Managing Director, Head of Financial Analytics and Structured Transactions Group, 1990-1994
•	Reading University, First Class BA Economics, 1978; City University Business School, PhD International Monetary Economics, 1986; Kings College London, PhD Theology, 2002

Nabeel Abdoula, CFA Partner, Deputy CIO, over 10 years of experience

•	Joined the Adviser in 2011
•	Goldman Sachs, Investment Strategy Group, 2007-2011
•	CFA Charterholder since 2011
•	BSc in Mathematics, Operational Research, Statistics and Economics, Warwick University, 2003-2007

More detailed information about each member of the Committee, including his or her compensation information and other accounts managed, will be included in the Statement of Additional Information of the New Fund, which may be requested at no cost by calling Northern Lights at (855) 538-5278.

Comparison of Share Classes and Fees

Share Classes.  The Existing Fund and the New Fund have the same share classes.  The Existing Fund has registered and offers, and the New Fund will register and offer, certain classes of shares.  The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses that are likely to result in different share prices. Super Institutional Class shares are offered without any sales charge on purchases or sales, without any ongoing Rule 12b-1 distribution and service fee, and without any ongoing shareholder servicing fee.  Institutional Class shares are offered without any sales charge on purchases or sales, without any ongoing Rule 12b-1 distribution and service fee, but are charged a shareholder servicing fee of up to 0.10%.  Advisor Class shares, when available, are offered without any sales charge on purchases or sales, but are charged a 0.25% Rule 12b-1 distribution and service fee and a shareholder servicing fee of up to 0.15%.  The Advisor Class closed on October 31, 2018 and holds no assets, but may accept new investments in the future.

Distribution (Rule 12b-1) Plans and Shareholder Servicing Fee Comparison.  The Existing Fund and the New Fund have substantially similar distribution and shareholder servicing plans.  Northern Lights has adopted Distribution Plans pursuant to Rule 12b-1 under the 1940 Act for the Super Institutional Class, Institutional Class, and Advisor Class shares of the New Fund that are substantially similar in all material respects to the Distribution and Shareholder Servicing Plan currently in effect with respect to the corresponding share classes of the Existing Fund.  The fee rates under each Rule 12b-1 Plan are identical.  Northern Lights has also adopted Shareholder Services Plans for the Super Institutional Class, Institutional Class and Advisor Class shares of the New Fund that are substantially similar in all material respects to the Shareholder Services Plan currently in effect with respect to corresponding shares of the Existing Fund.  The fee rates under each Shareholder Services Plan are identical. Because Rule 12b-1 fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CERTAIN INFORMATION REGARDING THE NORTHERN LIGHTS TRUSTEES AND OFFICERS

The Board of Trustees of Northern Lights (the “Northern Lights Board”) consists of trustees different than the trustees that oversee the operations of the Existing Fund.  The business of Northern Lights is managed under the direction of the Northern Light’s Board in accordance with the Agreement and Declaration of Trust and the Northern Lights’ By-laws (the “Governing Documents”), which have been filed with the SEC and are available upon request. The Northern Lights Board consists of three (3) individuals, each of whom are not “interested persons” (as defined under the 1940 Act) of the Trust or any investment adviser to any series of the Trust (“Independent Trustees”). Pursuant to the Governing Documents, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Leadership Structure.  Northern Lights is led by Joseph Breslin, who has served as the Chairman of the Northern Lights Board since July 2015. Under the Governing Documents, the Chairman of the Northern Lights Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) executing and administering of Northern Lights policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings. Northern Lights believes that its Chairman, the independent chair of the Audit Committee, and, as an entity, the full Northern Lights Board, provide effective leadership that is in the best interests of the Trust, its funds and each shareholder.  Under certain 1940 Act governance guidelines that apply to Northern Lights, the Independent Trustees meet in executive session, at least quarterly.

Board Risk Oversight.  The Northern Lights Board has a standing independent Audit Committee, Nominating and Governance Committee and Contract Review Committee, each with a separate chair. The Northern Lights Board is responsible for overseeing risk management, and the full Northern Lights Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial reporting and risk within its area of responsibilities. Generally, the Northern Lights Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information. The primary purposes of the Nominating and Governance Committee are to consider and evaluate the structure, composition and operation of the Northern Lights Board, to evaluate and recommend individuals to serve on the Northern Lights Board, and to consider and make recommendations relating to the compensation of the Independent Trustees.  The Nominating and Governance Committee may consider recommendations for candidates to serve on the Northern Lights Board from any source it deems appropriate. The primary purpose of the Contract Review Committee is to oversee and guide the process by which the Independent Trustees annually consider whether to approve or renew Northern Lights’ investment advisory, sub-advisory and distribution agreements, Rule 12b-1 plans, and such other agreements or plans involving Northern Lights as specified in the Contract Review Committee’s charter or as the Northern Lights Board determines from time to time.

Trustee Qualifications.  Generally, Northern Lights believes that each Trustee is competent to serve because of his individual overall merits including his: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. Mr. Breslin has over 20 years of business experience in the investment management and brokerage business and possesses a strong understanding of the regulatory framework under which investment companies must operate based, in part, upon his years of service as an officer and/or Trustee to other registered investment companies. Thomas Sarkany is qualified to serve as a Trustee based on his experience in various business and consulting positions, and through his experience from service as a board member of Northern Trust and other investment companies. Since 2010, he has been the President of a financial services firm and from 1994 through 2010, held various roles at a publicly held company providing financial research, publications and money management services to retail and institutional investors, including Director of Marketing and Asset Management, Director of Index Licensing, and member of the Board of Directors. In addition to his service as a Trustee of Northern Lights, Mr. Sarkany serves as a trustee of the Northern Lights Fund Trust II and has previously served as a director of certain public companies. Charles R. Ranson has more than 20 years’ experience in strategic analysis and planning, risk assessment, and capital formation in the operation of complex organizations and entrepreneurial ventures. In addition to his service to Northern Lights, Mr. Ranson serves as an independent trustee to another mutual fund complex. Each Trustee’s ability to perform his duties effectively also has been enhanced by his educational background and professional training. The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The following is a list of the Trustees and executive officers of Northern Lights and each person’s principal occupation over the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees
Name, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex*	Other Directorships Held During Past 5 Years**
Joseph Breslin, 1963	Independent Trustee and Chairman of the Board	Since 2015, Indefinite	President and Consultant, Adviser Counsel, Inc. (formerly J.E. Breslin & Co.) (management consulting firm to investment advisers) (since 2009); Senior Counsel, White Oak Global Advisors, LLC. (since 2016).	1
Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Director, Kinetics Mutual Funds, Inc. (since 2000); Trustee, Kinetics Portfolios Trust (since 2000); Trustee, Forethought Variable Insurance Trust (since 2013); Trustee, BlueArc Multi-Strategy Fund (2014-2017)

Thomas Sarkany, 1946	Independent Trustee	Since 2015, Indefinite	Founder and President, TTS Consultants, LLC (financial services) (since 2010).	1
Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Arrow Investments Trust (since 2014), Arrow ETF Trust (since 2012), Trustee, Northern Lights Fund Trust II (since 2011); Director, Aquila Distributors (since 1981)

Charles Ranson, 1947	Independent Trustee	Since 2015, Indefinite	Principal, Ranson & Associates (strategic analysis and planning, including risk assessment and capital formation for entrepreneurial ventures) (since 2003).	1	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Advisors Preferred Trust (since November 2012)

* As of January 31, 2023, the Northern Lights was comprised of 30 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the New Fund. The New Fund does not hold itself out as related to any other series within Northern Lights for investment purposes, nor does they share the same investment adviser with any other series in Northern Lights.

** Only includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

Officers of the Trust
Name, Year of Birth	Position Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Wendy Wang, 1970	President	Since 2015, Indefinite	Senior Vice President, Director of Tax and Compliance Administration, Ultimus Fund Solutions, LLC (since 2012).
Sam Singh, 1976	Treasurer	Since 2015, Indefinite	Vice President, Ultimus Fund Solutions, LLC (since 2015); Assistant Vice President, Ultimus Fund Solutions, LLC (2011-2014).
Jennifer Farrell, 1969	Secretary	Since 2017
Associate Director (since 2022); Manager, Legal Administration, Ultimus Fund Solutions, LLC (2018-2022); Senior Paralegal, Gemini Fund Services, LLC (since 2015); Legal Trainer, Gemini Fund Services, LLC (2013-2015); Senior Paralegal, Gemini Fund Services, LLC (2006-2012).

James Ash, 1976	Chief Compliance Officer	Since 2019
Senior Compliance Officer, Northern Lights Compliance, LLC (since 2019); Senior Vice President, National Sales Gemini Fund Services, LLC (2017-2019); Senior Vice President and Director of Legal Administration, Gemini Fund Services, LLC (2012 - 2017).

Audit Committee.  The Northern Lights Board has an Audit Committee that consists of all the Independent Trustees.  The Audit Committee’s responsibilities include: (i) recommending to the Northern Lights Board the selection, retention or termination of Northern Lights’ independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to Northern Lights’ financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of Northern Lights’ independent auditors and recommending that the Northern Lights Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of Northern Lights’ accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter.  The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate.

Nominating and Governance Committee. The Northern Lights Board has a Nominating and Governance Committee that consists of all the Independent Trustees. The Committee’s responsibilities (which may also be conducted by the Northern Lights Board) include: (i) recommending persons to be nominated or re-nominated as Trustees in accordance with the Independent Trustee’s Statement of Policy on Criteria for Selecting Independent Trustees; (ii) reviewing the Fund’s officers, and conduct Chief Compliance Officer searches, as needed, and provide consultation regarding other CCO matters, as requested; (iii) reviewing trustee qualifications, performance, and compensation; (iv) review periodically with the Northern Lights Board the size and composition of the Northern Lights Board as a whole; (v) annually evaluating the operations of the Northern Lights Board and its Committees and assist the Northern Lights Board in conducting its annual self-evaluation; (vi) making recommendations on the requirements for, and means of, the Northern Lights Board orientation and training; (vii) periodically reviewing the Northern Lights Board’s corporate Governance policies and practices and recommend, as it deems appropriate, any changes to the Northern Lights Board; (viii) considering any corporate governance issues that arise from time to time, and to develop appropriate recommendations for the Northern Lights Board; and (ix) supervising counsel for the Independent Directors. Mr. Ranson serves as the Chairman of the Nominating and Governance Committee. The Nominating and Governance Committee operates pursuant to a Nominating and Governance Committee Charter.

Contract Review Committee.  The Northern Lights Board has a Contract Review Committee that consists of all the Independent Trustees. The primary purpose of the Contract Review Committee is to oversee and guide the process by which the Independent Trustees annually consider whether to approve or renew the Northern Lights Trust’s investment advisory, sub-advisory and distribution agreements, Rule 12b-1 plans, and such other agreements or plans involving Northern Lights as specified in the Contract Review Committee’s charter or as the Northern Lights Board determines from time to time. The Northern Lights Board may also assign to the Contract Review Committee responsibility to evaluate and make recommendations on contracts in unusual situations, for example, where a contract is expected to terminate because of a change of control of an investment adviser. The Contract Review Committee’s responsibilities include: (i) identifying the scope and format of information to be requested from service providers in connection with the evaluation of each contract or plan and meet and evaluate such information at least annually in advance of the automatic expiration of such contracts by operation of law or by their terms; (ii) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Northern Lights Board or the Independent Trustees; (iii) evaluating regulatory and other developments coming to its attention that might reasonably be expected to have an impact on the Independent Trustees’ consideration of how to evaluate and whether or not to renew a contract or plan; (iv) assisting in circumscribing the range of factors considered by the Northern Lights Board relating to the approval or renewal of advisory or sub-advisory agreements; (v) recommending to other committees and/or to the Independent Trustees specific steps to be taken by them regarding the renewal process, including, for example, proposed schedules of meetings by Independent Trustees; (vi) investigating and reporting on any other matter brought to its attention within the scope of its duties; and (vii) performing such other duties as are consistent with the Contract Review Committee’s purpose or that are assigned to it by the Northern Lights Board. Mr. Sarkany serves as the Chairman of the Contract Review Committee. The Contract Review Committee operates pursuant to a Contract Review Committee Charter.

Comparison of Trustees’ and Officers’ Fees

The Existing Fund.  Each Trustee who is not an interested person of TAP or Adviser receives an annual retainer of $56,000 and a per meeting fee of $1,000 for each regular and special meeting of the Board attended, allocated among each of the various portfolios comprising TAP.  The Trustees also receive reimbursement from TAP for expenses incurred in connection with attendance at meetings.  TAP has no pension or retirement plan.  No other entity affiliated with TAP pays any compensation to the Trustees.  The following table shows fees received by the Trustees for their services as such for the fiscal year ended June 30, 2022.

Name of Trustee	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex (1) Paid to Trustees
John C. Chrystal (2)	$3,695	None	None	$3,695
Harry E. Resis	$3,632	None	None	$3,632
Brian S. Ferrie	$3,695	None	None	$3,695
Wan-Chong Kung	$3,695	None	None	$3,695
Christopher E. Kashmerick (Interested Trustee)	$0	None	None	$0

(1) There are currently multiple portfolios comprising TAP. The term “Fund Complex” applies only to the Existing Fund. For the fiscal year ended June 30, 2022, aggregate Independent Trustees’ fees paid by TAP were in the amount of $239,000.

(2) John C. Chrystal retired from the TAP Board as of the close of business on August 26, 2022.

The New Fund.  Each Independent Trustee receives a quarterly fee of $28,750 to be paid by Northern Lights within 10 days of the commencement of each calendar quarter for his service as a Trustee of the Northern Lights Board and for serving in his respective capacity as Chair of the Audit Committee, Nominating and Governance Committee and Contract Review Committee, as well as reimbursement for any reasonable expenses incurred for attending regularly scheduled Northern Board and Committee meetings.

Additionally, in the event that an in-person meeting of the Northern Lights Board other than its regularly scheduled meetings (a “Special Meeting”) is required, each Independent Trustee will receive a fee of $5,000 per Special Meeting, as well as reimbursement for any reasonable expenses incurred, to be paid by Northern Lights or the relevant series of the Northern Lights or its investment adviser depending on the circumstances necessitating the Special Meeting. The Independent Trustees at their sole discretion shall determine when a particular meeting constitutes a Special Meeting for purpose of the $5,000 fee.

None of the executive officers receive compensation from Northern Lights.

The following table shows fees the Trustees are expected to receive from the Fund for their services as such for the initial fiscal period ending June 30, 2023.

Name of Trustee	Pro Forma Aggregate Compensation From Fulcrum Diversified Absolute Return Fund	Pro Forma Pension or Retirement Benefits Accrued as Part of New Fund Expenses	Pro Forma Estimated Benefits Upon Retirement	Pro Forma Total Compensation From New Fund and New Fund Complex Paid to Trustee
Joseph Breslin	$3,831	None	None	$3,831
Thomas Sarkany	$3,831	None	None	$3,831
Charles Ranson	$3,831	None	None	$3,831

COMPARATIVE INFORMATION ON SHAREHOLDER SERVICES

Procedures for purchasing, selling and exchanging shares of the New Fund are substantially similar to those of the Existing Fund.  Both the Existing Fund and the New Fund permit the purchase of shares through the mail, by wire transfer, or through a financial intermediary.

The New Fund will offer the same or substantially similar shareholder purchase and redemption services as the Existing Fund, including telephone purchases and redemptions.  In similar fashion to the Existing Fund, shares of the New Fund may be purchased and redeemed at the NAV of the shares (plus applicable sales charges) as next determined following receipt of a purchase or redemption order, provided the order is received in proper form.

Dividends and Distributions.  The Existing Fund will make distributions of dividends and capital gains, if any, at least annually, typically in December. The Existing Fund may make an additional payment of dividends or distributions of capital gains if it deems it necessary for federal income tax purposes or otherwise desirable at any other time of the year.

All distributions are reinvested in Existing Fund shares unless you choose one of the following options: (1) receive dividends in cash while reinvesting capital gain distributions in additional Existing Fund shares; (2) reinvest dividends in additional Existing Fund shares and receive capital gains in cash; or (3) receive all distributions in cash.

If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Existing Fund reserves the right to reinvest the distribution check in your account, at the Existing Fund’s current NAV per share, and to reinvest all subsequent distributions. If shareholders wish to change their distribution option, they should notify the Transfer Agent in writing or by telephone at least 5 days prior to the payment date for the distribution.

The New Fund will have the same dividend and distribution policy as the Existing Fund.  Shareholders who have elected to have dividends and capital gains reinvested in the Existing Fund will continue to have dividends and capital gains reinvested in the New Fund following the Reorganization.  In similar fashion to the Existing Fund, the New Fund determines its NAV per share as of the close of regular trading hours on the New York Stock Exchange (normally 4:00 p.m., Eastern time).  The New Fund has adopted procedures for valuing portfolio assets that are substantially similar to such procedures adopted by the Existing Fund.  The Adviser will perform fair valuation of portfolio securities, when necessary, as the valuation designee for the New Fund.

Fiscal Year.  The Existing Fund currently operates on a fiscal year ending June 30.  Following the Reorganization, the New Fund will assume the financial history of the Existing Fund and will continue to operate on a fiscal year ending June 30 of each year.

CERTAIN COMPARATIVE INFORMATION ABOUT TAP AND NORTHERN LIGHTS

The following is a summary of a comparison between the Agreement and Declaration of Trust and By-Laws adopted by TAP versus the Agreement and Declaration of Trust and By-Laws adopted by Northern Lights. This summary is not a complete list of similarities and differences.  Shareholders should refer to the provisions of these documents and to state law directly for a more thorough comparison.  Copies of each of these documents are available to shareholders without charge upon written request.

As summarized below, TAP and Northern Lights are each Delaware statutory trusts.  As a result, there are no material differences between the rights of shareholders under the governing state laws of TAP and Northern Lights except differences in rights provided for in their respective governing instruments.

General.  TAP was organized as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust (the “TAP Instrument”) dated August 28, 2003.  As a Delaware statutory trust, TAP’s operations are currently governed by the TAP Instrument, as well as by applicable federal and Delaware law.  Northern Lights was organized as a Delaware statutory trust on June 2, 2015.  As a Delaware statutory trust, Northern Lights’ operations are governed by its Agreement and Declaration of Trust (the “Northern Lights Instrument”) and applicable federal and Delaware law.  The Trustees’ existing fiduciary obligations to act with due care and in the interest of shareholders will not be affected by the Reorganization.

Term of Trustees.  Subject to the requirements under the 1940 Act, the term of office of a trustee of both TAP and Northern Lights is unlimited in duration unless the trustees themselves adopt a limited term. Under the terms of the TAP Board’s retirement policy, a trustee shall retire at the end of the calendar year in which he or she reaches the age of 75. Similar to the provisions of the TAP Instrument, a person serving as a trustee of Northern Lights will continue as such under the Northern Lights Instrument until the person dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed from office.  Under both the TAP and Northern Lights instruments, a trustee may be removed with or without cause by action of a majority of the remaining trustees, or by action of shareholders holding not less than a majority of the shares then outstanding, subject to the requirements of Section 16(a) of the 1940 Act.

Limitation of Liability of Trustees and Officers.  A trustee or officer of either TAP or Northern Lights will be personally liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of trustee.  Under both trusts, trustees and officers may be indemnified by the applicable trust for the expenses of litigation against them unless it is determined that the trustee’s conduct constituted willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

Shareholder Meetings.  Neither TAP nor Northern Lights is required to hold annual shareholder meetings.  Both the TAP Instrument and Northern Lights Instrument require 33 1/3% of all shares issued and outstanding and entitled to vote to be present or represented by proxy to constitute a quorum.

EXPENSES OF THE REORGANIZATION

The Adviser will bear all expenses associated with the Reorganization, regardless of whether or not the Reorganization is consummated, including, without limitation, (1) costs associated with preparing and filing Existing Fund’s prospectus supplements and the Registration Statement, and printing and distributing New Fund’s prospectus and the Proxy Statement, (2) legal and accounting fees, (3) transfer taxes for foreign securities, (4) proxy solicitation costs, (5) any and all incremental blue sky fees, and (6) expenses of holding the Meeting. The total expenses associated with the Reorganization are currently estimated to equal approximately $80,000, assuming that a quorum of shareholders responds to this proxy statement within a timely manner.  AST Fund Solutions, LLC has been engaged to provide tabulation and solicitation services.  Approximately, $41,057 of the Reorganization-related costs are attributable to solicitation services.

FEDERAL INCOME TAX CONSEQUENCES

Federal Income Taxes. The following is a general summary of the material federal income tax consequences of the Reorganization and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the Internal Revenue Service (“IRS”) and published judicial decisions, all of which are subject to change.  The summary does not address all of the federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws.

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization within the meaning of Section 368(a) of the Code.  In general, the Existing Fund will neither recognize gain or loss as a consequence of the Reorganization, nor will the shareholders of the Existing Fund recognize gain or loss as a result of the Existing Fund’s distribution of its New Fund shares to the shareholders in exchange for such shareholder’s Existing Fund shares.  In addition, a shareholder’s tax basis for shares held in the Existing Fund will carry over to the shares of the New Fund acquired in the Reorganization, and the holding period for shares held as a capital asset also will carry over to the New Fund shares received in the Reorganization.

State and Local Taxes.  You should consult your tax adviser regarding the effect, if any, of the proposed Reorganization in light of your individual circumstances.  Since the foregoing discussion relates only to the federal income tax consequences of the Reorganization, you should also consult your tax adviser as to state and local tax consequences, if any, of the Reorganization.

Cost Basis Reporting.  Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on their shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.  Like the Existing Fund, the New Fund has chosen average cost as their standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way each Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. The New Fund’s standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the New Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Treasury Regulations or consult your tax advisor with regard to your personal circumstances. For those securities defined as “covered” under current cost basis tax reporting Treasury Regulations, the New Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The New Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered”. The New Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

OTHER SERVICE PROVIDERS

The Funds’ service providers are identified in the following table:

	Existing Fund (TAP)	New Fund (Northern Lights)
Administrator/Transfer Agent	U.S. Bancorp Fund Services 615 East Michigan Street Milwaukee, WI 53202	Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246
Distributor	Quasar Distributors, LLC 111 E. Kilbourn Avenue Suite 1250 Milwaukee, WI 53202	Northern Lights Distributors, LLC 4221 North 203rd Street Suite 100 Elkhorn, NE 68022-3474
Custodian	U.S. Bank, N.A. 1555 N. Rivercenter Drive Suite 302 Milwaukee, WI 53212	U.S. Bank, N.A. 1555 N. Rivercenter Drive Suite 302 Milwaukee, WI 53212
Auditor	BBD, LLP 1835 Market Street, 3rd Floor Philadelphia, PA 19103	Cohen & Company, Ltd. 342 N. Water Street Suite 830 Milwaukee, WI 53202

OTHER INFORMATION

Operation of the Existing Fund.  The principal executive offices of TAP are located at 615 East Michigan Street, Milwaukee, Wisconsin 53202.  The Board of TAP supervises the business activities of the Existing Fund.

The Proxy.  The Board of TAP is soliciting proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting.  A proxy for voting your shares at the Meeting is enclosed.  The shares represented by each valid proxy received in time will be voted at the Meeting as specified.  If no specification is made, the shares represented by a duly executed proxy will be voted for approval of each proposal described in this Proxy Statement and at the discretion of the holders of the proxy on any other matter that may come properly before the Meeting.  You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of TAP revoking the proxy, or (3) attending and voting at the Meeting.

Voting Securities and Voting.  Shareholders of record of the Existing Fund at the close of business on December 30, 2022, are entitled to vote at the Meeting or at any adjournments thereof.  As of December 30, 2022, there were issued and outstanding the following number of shares for each share class of the Existing Fund:

Number of Shares
Fulcrum Diversified Absolute Return Fund
Super Institutional Class	17,937,203.198
Institutional Class	10,221,445.636
Advisor Class	N/A

As of December 30, 2022, the Advisor Class is closed and holds no assets; therefore, there were no shares issued or outstanding

Shareholders are entitled to one vote for each share held and a proportionate vote for each fractional share held.  Shareholders of the Existing Fund will vote on the proposed Reorganization, without regard to the class of shares held.  The presence at the Meeting of holders of 1/3 of the outstanding shares of the Existing Fund entitled to vote, at the Meeting or by proxy, shall constitute a quorum for the Meeting for the Existing Fund.  A quorum being present, the Existing Fund will adopt a proposal if a majority of the outstanding voting securities as defined under the 1940 Act (i.e., the lesser of either (i) 67% or more of the applicable voting securities present at the Special Meeting, if the holders of more than 50% of the outstanding and applicable voting securities of the Existing Fund are present or represented by proxy or (ii) more than 50% of the outstanding and applicable voting securities of the Existing Fund) approve the proposal.

 For purposes of determining the presence of a quorum and counting votes on the matter presented, Shares of the Fund represented by abstentions will be counted as present, but not as votes cast, at the Special Meeting.  The affirmative vote necessary to approve the proposal will be determined with reference to a percentage of shares outstanding or present at the Special Meeting, which has the effect of treating abstentions as if they were votes against the proposal. Because broker-dealers (in the absence of specific authorization from their customers) will not have discretionary authority to vote any Shares held beneficially by their customers on the single matter expected to be presented at the Special Meeting, “broker non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner) will not counted for purposes of determining the presence of a quorum and will be treated as if they were votes against the proposal.

If, with respect to the Existing Fund, either (a) a quorum is not present at the Meeting, or (b) a quorum is present but sufficient votes in favor of the proposal have not been obtained, then the persons named as proxies may propose one or more adjournments of the Meeting with respect to the Existing Fund, without further notice to the shareholders of the Existing Fund, to permit further solicitation of proxies, provided such persons determine, after consideration of all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders.

The Meeting may be adjourned from time to time by the vote of a majority of the shares represented at the Meeting, whether or not a quorum is present.  If the Meeting is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed.  At any adjourned meeting, TAP may transact any business which might have been transacted at the original meeting.

The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder’s direction, as indicated thereon, if the proxy card is received and is properly executed.  If the shareholder properly executes a proxy and gives no voting instructions with respect to a proposal, the shares will be voted in favor of such proposal.  The proxies, in their discretion, may vote upon such other matters as may properly come before the Meeting.  The TAP Board is not aware of any other matters to come before the Meeting.

Solicitation of Proxies.  AST Fund Solutions, LLC has been engaged to provide tabulation and solicitation services for an approximate cost of $41,057.  AST Fund Solutions, LLC may solicit proxies by mail, telephone, e-mail, or the Internet. Employees of the Adviser, U.S. Bank, N.A., U.S. Bancorp Fund Services or Quasar Distributors, each a service provider to the Existing Fund, may make additional solicitations by mail, telephone, e-mail, or the Internet to obtain the necessary shareholder representation at the Meeting, but will receive no additional compensation for doing so.  We will count proxies that are properly authorized by telephone or electronically-transmitted instruments, to the extent that we are able to verify your identity when you authorize your proxy in that manner.

Shareholder Proposals.  TAP has not received any shareholder proposals to be considered for presentation at the Meeting.  Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in TAP’s Statement and proxy for a particular meeting.  Under these rules, proposals submitted for inclusion in the proxy materials must be received by TAP within a reasonable time before the solicitation is made.  The fact that TAP receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion.  You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting.  Any shareholder proposal should be sent to Fulcrum Diversified Absolute Return Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

Proxy Delivery/Householding.  If you and another shareholder share the same address, the Transfer agent may only send one Proxy Statement unless you or the other shareholder(s) request otherwise.  Call or write to the Transfer Agent if you wish to receive a separate copy of the Proxy Statement, and the Transfer Agent will promptly mail a copy to you.  You may also call or write to the Transfer agent if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future.  For such requests, call toll-free at 855-538-5278 or write to Fulcrum Diversified Absolute Return Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI  53201-0701.

SECURITY OWNERSHIP

Security Ownership of Management and Certain Beneficial Owners.  The following table provides information on shareholders who owned of record or, to the knowledge of the Existing Fund, beneficially, more than 5% of any class of the Existing Fund’s outstanding shares as of the Record Date.  As of the Record Date, and except as noted in the table below, TAP knows of no person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns more than 5% of any class of the Existing Fund.

As of December 30, 2023, the following persons owned 5% or more of the Existing Fund’s outstanding shares per class.

FULCRUM DIVERSIFIED ABSOLUTE RETURN FUND
Super Institutional Class
Name and Address	Shares	Percentage of Shares	Record or Beneficial Owner
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST NEW YORK, NY 10281-1015	8,833,975.182	49.25%	RECORD
CAPINCO C/O US BANK NA PO BOX 1787 MILWAUKEE, WI 53201-1787	6,178,944.764	34.45%	RECORD
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1901	2,889,126.569	16.11%	RECORD
Institutional Class
Name and Address	Shares	Percentage of Shares	Record or Beneficial Owner
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1901	3,995,015.580	39.08%	RECORD
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST NEW YORK, NY 10281-1015	3,873,724.968	37.90%	RECORD
UBS WM USA 0O0 11011 6100 SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086-6761	1,420,487.762	13.90%	RECORD
Advisor Class*
Name and Address	Shares	Percentage of Shares	Record or Beneficial Owner
N/A	N/A	N/A	N/A

*As of December 30, 2022, the Advisor Class is closed and holds no assets; therefore, there are no shareholders to report.

As of the Record Date, no shareholder of the Existing Fund would be deemed to be a “control person” (as that term is defined in the 1940 Act) of the Existing Fund because it beneficially owns, directly or indirectly, more than 25% of the outstanding shares of the Existing Fund, by virtue of its fiduciary roles with respect to its clients or otherwise.  A control person may be able to facilitate shareholder approval of proposals it favors and to impede shareholder approval of proposals it opposes.  In this regard, if a control person owns a sufficient number of the Existing Fund’s outstanding shares, then, for certain shareholder proposals, such control person may be able to approve, or to prevent approval, of such proposals without regard to votes by other Existing Fund shareholders.

Security Ownership of Management.  As of December 31, 2022, the trustees and officers, as a group, beneficially owned less than 1% of the outstanding shares of any class of the Existing Fund.

During the two most recently completed calendar years, neither the Independent Trustees of TAP, nor an immediate family member of such Independent Trustee, has owned securities beneficially, or of record, in the Adviser, the Distributor or any of their affiliates. Accordingly, neither the Independent Trustees of TAP, nor any of their immediate family members, has or had a direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Distributor or any of their affiliates.  Mr. Davies, a member of the Investment Committee of the Adviser, owns shares of the Fund.  Mr. Davies intends to vote in favor of the Reorganization.  To the extent a potential conflict of interest exists, it is that the Reorganization may result in an economic benefit to the Adviser in the form of a reduced obligation under its expense limitation agreement with the Existing Fund due to the expected lower operating costs for the New Fund.  Nevertheless, the Adviser believes that the Reorganization is in the best interest of the Existing Fund in that shareholders will have the opportunity to experience continuity in their investment, with the benefit of potentially lower expenses in the future due to the economies of scale associated with Northern Lights.

AVAILABLE INFORMATION

TAP and Northern Lights are subject to the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file reports, proxy materials, and other information about each of the Funds with the SEC.  Reports and other information about the Funds are available on the EDGAR database on the SEC’s Internet site located at http://www.sec.gov.  Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov.

FINANCIAL HIGHLIGHTS

Following the Reorganization, the Existing Fund will be the accounting survivor.  The Existing Fund’s audited financial highlights for the past five fiscal years were derived from financial statements audited by BBD, LLP the Existing Fund’s independent registered public accounting firm, whose report, along with the Existing Fund’s financial statements and notes thereto, are included in the Existing Fund’s June 30, 2022 Annual Report. The audited financial statements and related report of BBD from the Existing Fund’s June 30, 2022 Annual Report are incorporated by reference herein.

Proxy for A Special Meeting of Shareholders to be held on February 28, 2023

The undersigned, revoking prior proxies, hereby nominates, constitutes and appoints Scott A. Renick, Russell B. Simon, and Eric T. McCormick as attorneys-in-fact, agent and proxy of the undersigned, with full power of substitution, to vote all the shares of the Fulcrum Diversified Absolute Return Fund (the “Fund”), which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on February 28, 2023, at 9:00 A.M. Central Time (the “Meeting”), at 615 East Michigan Street, Milwaukee, Wisconsin 53202, or at any adjournment thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as indicated herein, and in their discretion upon an other business that may properly come before the Meeting and any and all adjournments thereof.  The undersigned acknowledges receipt of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on February 28, 2023.  The proxy material for the Meeting is available at: https://vote.proxyonline.com/fulcrum/docs/2023specialmeeting.pdf

Questions?  If you have any questions about how to vote your proxy or about the Meeting, please call (866) 751-6311 toll free.  Representatives are available to assist you Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

 Appendix

AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Agreement”) is made as of [DATE], 2023, among Northern Lights Fund Trust IV, a Delaware statutory trust, with its principal place of business at 225 Pictoria Drive, Suite 450, Cincinnati, OH  45246 (“New Trust”), on behalf of its series, the Fulcrum Diversified Absolute Return Fund (the “New Fund”); Trust for Advised Portfolios, a Delaware statutory trust, with its principal place of business at 615 East Michigan Street, Milwaukee, WI 53202 (“Current Trust”), on behalf of its series, the Fulcrum Diversified Absolute Return Fund (the “Existing Fund”); and, solely for purposes of paragraphs 5.5, 5.6 and 6, Fulcrum Asset Management LLP, investment adviser to the New Fund and Existing Fund (“Fulcrum Asset Management”).  (Each of New Trust and Current Trust is sometimes referred to herein as an “Investment Company,” and each New Fund and Existing Fund is sometimes referred to herein as a “Fund.”)  Notwithstanding anything to the contrary contained herein, (1) the agreements, covenants, representations, warranties, actions, and obligations (collectively, “Obligations”) of and by each Fund -- and of and by the Investment Company of which that Fund is a series, on that Fund’s behalf -- shall be the Obligations of that Fund only, (2) all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by the Investment Company of which that Fund is a series, on its own or that Fund’s behalf, and (3) in no event shall any other series of an Investment Company (including another Fund thereof) or the assets thereof be held liable with respect to the breach or other default by an obligated Fund or Investment Company of its Obligations set forth herein.

Each Investment Company wishes to effect a reorganization as described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intends this Agreement to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”).  The reorganization will involve the Existing Fund converting from a series of Current Trust to a series of New Trust by (1) transferring all of the Existing Fund’s assets to the New Fund (which is being established solely for the purpose of acquiring those assets and continuing the Existing Fund’s business) in exchange solely for voting shares of beneficial interest in the New Fund and the New Fund’s assumption of all of the Existing Fund’s liabilities as described herein, (2) distributing those shares pro rata to the Existing Fund’s shareholders in exchange for their shares therein and in complete liquidation thereof, and (3) terminating the Existing Fund, all on the terms and conditions set forth herein (all the foregoing transactions involving the Existing Fund and the New Fund being referred to herein collectively as the “Reorganization”).

Each Investment Company’s board of trustees (each, a “Board”), in each case including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Non-Interested Persons”) of either Investment Company, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance thereof on its Fund’s behalf by all necessary Board action, and (3) has determined that participation in the Reorganization is in the best interests of the Fund that is a series thereof and, in the case of the Existing Fund, that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

The Existing Fund offers multiple classes of shares, designated Super Institutional Class, Institutional Class and Advisor Class (“Super Institutional Class Existing Fund Shares,” “Institutional Class Existing Fund Shares,” and “Advisor Class Existing Fund Shares” respectively, and collectively, “Existing Fund Shares”).  The New Fund also will offer multiple classes of shares, which mirror the share classes of the Existing Fund, designated Super Institutional Class, Institutional Class and Advisor Class (“Super Institutional Class New Fund Shares,” “Institutional Class New Fund Shares,” and “Advisor Class New Fund Shares” respectively, and collectively, “New Fund Shares”).  The rights, powers, privileges, and obligations of each of the classes of New Fund Shares will be substantially similar to those identically designated classes of Existing Fund Shares.

In consideration of the mutual promises contained herein, the Investment Companies agree as follows:

1. PLAN OF REORGANIZATION

1.1. Subject to the requisite approval of the Existing Fund’s shareholders and the terms and conditions set forth herein, the Existing Fund shall assign, sell, convey, transfer and deliver all of its assets described in paragraph 1.2 (“Assets”) to the New Fund.  In exchange therefor, the New Fund shall:

(a) issue and deliver to the Existing Fund, as applicable, the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) (1) Super Institutional Class New Fund Shares equal to the number of full and fractional Super Institutional Class Existing Fund Shares then outstanding; (2) Institutional Class New Fund Shares equal to the number of full and fractional Institutional Class Existing Fund Shares then outstanding; and (3) Advisor Class New Fund Shares equal to the number of full and fractional Advisor Class Existing Fund Shares then outstanding, if any so that the aggregate net asset value (“NAV”) of New Fund Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Existing Fund Shares that Shareholder holds at the Effective Time (as defined in paragraph 2.1).; and

(b) assume all of the Existing Fund’s liabilities described in paragraph 1.3 (“Liabilities”).

Those transactions shall take place at the Closing (as defined in paragraph 2.1).

1.2 The Assets shall consist of all assets and property of every kind and nature including, without limitation, all cash, cash equivalents, securities, commodities, futures interests, receivables (including, without limitation, interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, and books and records that the Existing Fund owns at the Effective Time and any deferred and prepaid expenses shown as assets on the Existing Fund’s books at that time.  The Existing Fund has no unamortized or unpaid organizational fees or expenses that have not previously been disclosed in writing to New Trust.

1.3 The Liabilities shall consist of all liabilities of the Existing Fund, whether known or unknown, accrued or contingent, debts, obligations and duties (including investment contracts entered into in accordance with the terms of its Prospectus, including options, futures, forward contracts, and swaps) existing at the Effective Time, excluding Reorganization Expenses (as defined in paragraph 3.3(f)) borne by Fulcrum Asset Management pursuant to paragraph 6.  Notwithstanding the foregoing, the Existing Fund will endeavor, consistent with its obligation to continue to pursue its investment objective and employ its investment strategies in accordance with the terms of its Prospectus, to identify and, to the extent practicable, discharge all of its known liabilities, debts, obligations and duties before the Effective Time.

1.4 At or before the Closing, the New Fund shall redeem the Initial Shares (as defined in paragraph 5.5) for the amount at which they are issued pursuant to that paragraph.  At the Effective Time (or as soon thereafter as is reasonably practicable), the Existing Fund shall distribute all of the New Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each, a “Shareholder”), in proportion to their Existing Fund Shares then held of record and in constructive exchange therefor, and shall completely liquidate.  That distribution shall be accomplished by New Trust’s transfer agent’s opening accounts on the New Fund’s shareholder records in the Shareholders’ names and transferring those New Fund Shares thereto.  Pursuant to that transfer, each Shareholder’s account shall be credited with the number of full and fractional New Fund Shares equal to the number of full and fractional Existing Fund Shares that Shareholder holds at the Effective Time, by class (i.e., the account for each Shareholder that holds Super Institutional Existing Fund Shares shall be credited with the number of full and fractional Super Institutional New Fund Shares due to that Shareholder, and likewise for each Shareholder that holds Institutional Class Existing Fund Shares and Advisor Class Existing Fund Shares).  The aggregate NAV of New Fund Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Existing Fund Shares that Shareholder holds at the Effective Time.  All issued and outstanding Existing Fund Shares, including any represented by certificates, shall simultaneously be canceled on the Existing Fund’s shareholder records.  New Trust shall not issue certificates representing the New Fund Shares issued in connection with the Reorganization.

1.5 All computations of value shall be made by U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”) in accordance with its regular practice in pricing the shares and assets of each Fund, subject to confirmation by New Trust’s administrator.

1.6 Any transfer taxes payable on the issuance and transfer of New Fund Shares in a name other than that of the registered holder on the Existing Fund’s shareholder records of the Existing Fund Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.

1.7 Any reporting responsibility of the Existing Fund to a public authority, including the responsibility for filing any regulatory report, tax return or other document with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, or local tax authorities, or any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.

1.8 After the Effective Time, the Existing Fund shall not conduct any business except in connection with its dissolution and termination.  As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, (a) the Existing Fund shall be terminated as a series of Current Trust and (b) Current Trust shall make all filings and take all other actions in connection therewith necessary and proper to effect the Existing Fund’s complete dissolution.

2. CLOSING AND EFFECTIVE TIME

2.1  Unless the Investment Companies agree otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on March 11, 2023, or such other date as the Investment Companies, through their duly authorized officers, may mutually agree in writing (“Effective Time”).

2.2 Current Trust shall direct the custodian of the Existing Fund’s assets to deliver at the Closing a certificate of an authorized officer (“Certificate”) stating and verifying that (a) the Assets it holds will be transferred to the New Fund at the Effective Time, and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. New Trust shall direct the custodian of the New Fund’s assets to deliver at the Closing a Certificate stating and verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by the Existing Fund to the New Fund, as reflected on the New Fund’s books immediately after the Effective Time, does or will conform to that information on the Existing Fund’s books immediately before the Effective Time.

2.3 Current Trust shall direct its transfer agent to deliver at the Closing to New Trust, a Certificate verifying that the Existing Fund’s shareholder records contain each Shareholder’s name and address and the number of full and fractional outstanding Existing Fund Shares, by class, each such Shareholder owns at the Effective Time. New Trust shall direct its transfer agent to deliver at the Closing (or as soon as reasonably practicable after the Closing) to Existing Trust, a Certificate as to the opening of accounts on New Fund’s shareholder records in the names of the Shareholders and a confirmation, or other evidence satisfactory to Current Trust, that the New Fund Shares to be credited to the Existing Fund at the Effective Time have been credited to the Existing Fund’s account on those records.

2.4 New Trust shall deliver at the Closing an opinion of its counsel, Thompson Hine LLP (“Thompson Hine”), as described in Section 5.4.

2.5 Current Trust shall deliver to New Trust, within five days before the Closing, a Certificate listing each security, by name of issuer and number of shares, that is being carried on Existing Fund’s books at an estimated fair market value provided by an authorized pricing vendor for the Existing Fund.

2.6 At the Closing, each Investment Company shall deliver to the other any (a) bill of sale, check, assignment, share certificate, receipt or other document the other Investment Company or its counsel reasonably requests and (b) a Certificate in form and substance satisfactory to the recipient, and dated as of the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby.

3. REPRESENTATIONS AND WARRANTIES

3.1 Current Trust, on the Existing Fund’s behalf, represents and warrants to New Trust, on the New Fund’s behalf, as follows:

(a) Current Trust (1) is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware (“Delaware Law”), and its Certificate of Trust, dated August 28, 2003, is on file with the Secretary of State of Delaware, (2) is duly registered under the 1940 Act as an open-end management investment company, and such registration is in full force and effect, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b) The Existing Fund is a duly established and designated series of Current Trust;

(c) The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of Current Trust’s Board; and this Agreement constitutes a valid and legally binding obligation of Current Trust, with respect to the Existing Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d) At the Effective Time, Current Trust will have good and marketable title to the Assets for Existing Fund’s benefit and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or that are restricted as to resale by their terms); and on delivery and payment for the Assets, New Trust, on New Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);

(e) Current Trust, with respect to the Existing Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware Law, Current Trust’s Amended and Restated Agreement and Declaration of Trust dated February 4, 2022 (“Current Trust Declaration”), or By-Laws, or any agreement, indenture, instrument, contract, lease or other undertaking (each, an “Undertaking”) to which Current Trust, on the Existing Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which Current Trust, on the Existing Fund’s behalf, is a party or by which it is bound;

(f) At or before the Effective Time, either (1) all material contracts and other commitments of the Existing Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts and swap agreements) will terminate, or (2) provision for discharge and/or the New Fund’s assumption of any Liabilities of the Existing Fund thereunder will be made, without either affected Fund incurring any penalty with respect thereto and without diminishing or releasing any rights Current Trust may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(g) No litigation, administrative proceeding, action or investigation of or before any court, governmental body or arbitrator is presently pending or, to Current Trust’s knowledge, threatened against Current Trust, with respect to the Existing Fund or any of its properties or assets attributable or allocable to Existing Fund, that, if adversely determined, would materially and adversely affect the Existing Fund’s financial condition or the conduct of its business; and Current Trust, on the Existing Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body or arbitrator that materially and adversely affects the Existing Fund’s business or Current Trust’s ability to consummate the transactions contemplated hereby;

(h) The Existing Fund’s Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended June 30, 2022, have been audited by BBD, LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); and those Statements (copies of which Current Trust has furnished to New Trust) present fairly, in all material respects, the Existing Fund’s financial condition at that date in accordance with GAAP and the results of its operations and changes in its net assets for the period then ended, and there are no known contingent liabilities of Existing Fund required to be reflected on its balance sheet (including the notes thereto) in accordance with GAAP at that date that are not disclosed therein;

(i) Since June 30, 2022, there has not been any material adverse change in the Existing Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Existing Fund of indebtedness maturing more than one year from the date that indebtedness was incurred (except indebtedness incurred in connection with certain investment contracts, including options, futures, forward contracts, and swaps); for purposes of this subparagraph, a decline in NAV per Existing Fund Share due to declines in market values of securities Existing Fund holds, the discharge of Existing Fund liabilities or the redemption of any Existing Fund Shares by its shareholders shall not constitute a material adverse change;

(j) All federal and other tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of the Existing Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns shall have been paid or provision shall have been made for the payment thereof; to the best of Current Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and the Existing Fund is in compliance in all material respects with all applicable Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder;

(k) For federal income tax purposes, the Existing Fund is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service (“Service”) or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; the Existing Fund is a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); for each taxable year of its operation (including its current taxable year through the Closing Date), the Existing Fund has met (and as of the Closing Date will have met) the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) for qualification as a regulated investment company (“RIC”) and has been (and as of the Closing Date will be) eligible to and has computed its federal income tax under section 852; the Existing Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to sections 852 or 4982; and the Existing Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(l) All issued and outstanding Existing Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Current Trust; all issued and outstanding Existing Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth on the Existing Fund’s shareholder records, as provided in paragraph 2.3; and the Existing Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Existing Fund Shares, nor are there outstanding any securities convertible into any Existing Fund Shares;

(m) The Existing Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

(n) The Existing Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(o) Not more than 25% of the value of the Existing Fund’s total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of those assets is invested in the stock and securities of five or fewer issuers;

(p) Existing Fund’s current prospectus and statement of additional information (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) at the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or at the Effective Time do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(q) The information to be furnished by Current Trust for use in no-action letters, applications for orders, registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the Registration Statement and the Proxy (as defined in paragraph 3.3(a)(1) and (2), respectively) (other than written information provided by New Trust for inclusion therein) will, on their respective effective dates, at the Effective Time, and at the time of the Shareholders Meeting (as defined in paragraph 4.1), not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(r) The Current Trust does not have a fixed pool of assets; and each series thereof (including the Existing Fund) is a managed portfolio of securities, and Fulcrum Asset Management has the authority to buy and sell securities for the Existing Fund;

(s) To the personal knowledge of the officers of Current Trust and except as may be disclosed in writing to New Trust, the Existing Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus; and

(t) The New Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

3.2 New Trust, on the New Fund’s behalf, represents and warrants to Current Trust, on the Existing Fund’s behalf, as follows:

(a) New Trust (1) is a statutory trust that is duly organized, validly existing, and in good standing under Delaware Law, and its Certificate of Trust, dated June 2, 2015, is on file with the Secretary of State of Delaware, (2) is duly registered under the 1940 Act as an open-end management investment company, and such registration is in full force and effect, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b) At the Effective Time, the New Fund will be a duly established and designated series of New Trust; the New Fund has not commenced operations and will not do so until after the Closing; and, immediately before the Closing, the New Fund will be a shell series of New Trust, without assets (except the amount paid for the Initial Shares if they have not already been redeemed by that time) or liabilities, created for the purpose of acquiring the Assets, assuming the Liabilities, and continuing the Existing Fund’s business;

(c) The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of New Trust’s Board; and this Agreement constitutes a valid and legally binding obligation of New Trust, with respect to the New Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d) Before the Closing, there will be no (1) issued and outstanding New Fund Shares, (2) options, warrants, or other rights to subscribe for or purchase any New Fund Shares, (3) securities convertible into any New Fund Shares, or (4) any other securities issued by the New Fund, except the Initial Shares;

(e) No consideration other than New Fund Shares (and the New Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

(f) New Trust, with respect to the New Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware Law, New Trust’s Agreement and Declaration of Trust, dated June 2, 2015, and as amended July 18, 2019 (“Instrument”), or any Undertaking to which New Trust, on the New Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which New Trust, on the New Fund’s behalf, is a party or by which it is bound;

(g) No litigation, administrative proceeding, action or investigation of or before any court, governmental body or arbitrator is presently pending or, to New Trust’s knowledge, threatened against New Trust, with respect to the New Fund or any of its properties or assets attributable or allocable to the New Fund, that, if adversely determined, would materially and adversely affect the New Fund’s financial condition or the conduct of its business; and New Trust, on the New Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action or investigation and is not a party to or subject to the provisions of any order, decree, judgment or award of any court, governmental body or arbitrator that materially and adversely affects the New Fund’s business or New Trust’s ability to consummate the transactions contemplated hereby;

(h) For federal income tax purposes, the New Fund is not (or will not be) classified as a partnership, and instead is (and will be) classified as an association that is taxable as a corporation, and has elected (or will timely elect) the latter classification by filing Form 8832 with the Service; the New Fund has not filed any federal or state income tax return and will file its first federal income tax return after the completion of its first taxable year after the Effective Time as a RIC on Form 1120-RIC; the New Fund will be a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)) and has not taken and will not take any steps inconsistent with its qualification as such or its qualification and eligibility for treatment as a RIC under sections 851 and 852; assuming that the Existing Fund will meet the requirements of Subchapter M for qualification as a RIC for its taxable year in which the Reorganization occurs, the New Fund will meet those requirements, and will be eligible to and will compute its federal income tax under section 852, for its taxable year in which the Reorganization occurs; and the New Fund intends to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax, for the next taxable year;

(i) The New Fund Shares to be issued and delivered to the Existing Fund, for the Shareholders’ accounts, pursuant to the terms hereof, (1) will at the Effective Time, have been duly authorized and duly registered under the federal securities laws, and appropriate notices respecting them will have been duly filed under applicable state securities laws, and (2) when so issued and delivered, will be duly and validly issued and outstanding New Fund Shares and will be fully paid and non-assessable by New Trust;

(j) There is no plan or intention for the New Fund to be dissolved or merged into another statutory or business trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

(k) Assuming the truthfulness and correctness of Current Trust’s representation and warranty in paragraph 3.1(o), immediately after the Reorganization (1) not more than 25% of the value of the New Fund’s total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers;

(l) Immediately after the Effective Time, the New Fund will not be under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(m) New Fund’s prospectus and statement of additional information each (1) conforms in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) at the date on which it was issued did not contain, and as supplemented by any supplement thereto dated prior to or at the Effective Time does not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(n) The information to be furnished by New Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the Registration Statement and the Proxy (other than written information provided by Current Trust for inclusion therein) will, on their respective effective dates, at the Effective Time, and at the time of the Shareholders Meeting, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(o) The New Trust’s trustees have each received copies of all examinations, reports, letters, orders and any other relevant documentation related to any state securities regulator, SEC or FINRA examination received by Fulcrum Asset Management in the last two years; and

(p) The Instrument permits New Trust to vary its shareholders’ investment; New Trust will not have a fixed pool of assets; and each series thereof (including the New Fund after it commences operations) will be a managed portfolio of securities, and Fulcrum Asset Management will have the authority to buy and sell securities for the New Fund.

3.3 Each Investment Company, on its respective Fund’s behalf, represents and warrants to the other Investment Company, on its respective Fund’s behalf, as follows:

(a) No governmental consent, approval, authorization, or filing is required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consent, approval, authorization or order of any court is required, for its execution or performance of this Agreement on its Fund’s behalf, except for (1) New Trust’s filing with the Commission of a registration statement on Form N-1A relating to the New Fund Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus (“Registration Statement”), (2) Current Trust’s filing with the Commission of a proxy statement on Schedule 14A (“Proxy”), and (3) consents, approvals, authorizations and filings that have been made or received or may be required after the Effective Time;

(b) The fair market value of the New Fund Shares each Shareholder receives will be equal to the fair market value of its Existing Fund Shares it actually or constructively surrenders in exchange therefor;

(c) The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

(d) The fair market value of the Assets will equal or exceed the Liabilities to be assumed by the New Fund to which the Assets are subject;

(e) None of the compensation received by any Shareholder who or that is an employee of or service provider to the Existing Fund will be separate consideration for, or allocable to, any of the Existing Fund Shares that Shareholder holds; none of the New Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

(f) No expenses incurred by the Existing Fund or on its behalf in connection with the Reorganization will be paid or assumed by the New Fund, Fulcrum Asset Management or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than New Fund Shares will be transferred to the Existing Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof; and

(g) Immediately following consummation of the Reorganization, (1) the Shareholders will own all the New Fund Shares and will own those shares solely by reason of their ownership of the Existing Fund Shares immediately before the Reorganization and (2) the New Fund will hold the same Assets and be subject to the same Liabilities that the Existing Fund held or was subject to immediately before the Reorganization; and the amount of all redemptions and distributions (other than regular, normal dividends) the Existing Fund makes immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets.

4. COVENANTS

4.1  Current Trust covenants to call a meeting of Existing Fund’s shareholders no later than February 28, 2023 to consider and act on this Agreement and to take all other action necessary to seek approval of the transactions contemplated hereby (“Shareholders Meeting”).

4.2 Current Trust covenants that it will assist New Trust in obtaining information New Trust reasonably requests concerning the beneficial ownership of Existing Fund Shares.

4.3 Current Trust covenants that it will turn over its books and records pertaining to the Existing Fund (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to New Trust at the Closing.

4.4 Each Investment Company covenants to cooperate with the other in preparing the Registration Statement and the Proxy in compliance with applicable federal and state securities laws.

4.5 Each Investment Company covenants that it will, from time to time, as and when requested by the other, execute and deliver or cause to be executed and delivered any assignment or other instrument, and will take or cause to be taken any further action(s), the other Investment Company deems necessary or desirable in order to vest in, and confirm to, (a) New Trust, on New Fund’s behalf, title to and possession of all the Assets, and (b) Current Trust, on Existing Fund’s behalf, title to and possession of the New Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

4.6 New Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and applicable state securities laws it deems appropriate to commence and continue New Fund’s operations after the Effective Time.

4.7 Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper or advisable to consummate and effectuate the transactions contemplated hereby.

5. CONDITIONS PRECEDENT

Each Investment Company’s Obligations hereunder shall be subject to (a) performance by the other Investment Company of all its Obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that, at or before that time:

5.1 This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards and by the Existing Fund’s shareholders at the Shareholders Meeting. The Board of each Investment Company, including a majority of the Non-Interested Persons, shall have determined that participation in the Reorganization is in the best interests of the respective Fund and, in the case of the Existing Fund, that the interests of the Shareholders will not be diluted as a result of the Reorganization.

5.2 All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Investment Companies to carry out the transactions contemplated hereby.  The Registration Statement and the Proxy shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to each Investment Company’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act or the 1940 Act.  The Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act.  All consents, orders and permits of federal, state and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties;

5.3  At the Effective Time, no action, suit or other proceeding shall be pending (or, to either Investment Company’s best knowledge, threatened to be commenced) before any court, governmental agency or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of or obtain damages or other relief in connection with, the transactions contemplated hereby;

5.4  The Investment Companies shall have received an opinion of Thompson Hine as to the federal income tax consequences mentioned below (“Tax Opinion”).  In rendering the Tax Opinion, Thompson Hine may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Thompson Hine may treat as representations and warranties made to it (that, notwithstanding paragraph 7, shall survive the Closing), and in separate letters, if Thompson Hine requests, addressed to it and any Certificates delivered pursuant to paragraph 2.6(b).  The Tax Opinion shall be substantially to the effect that -- based on the facts and assumptions stated therein and conditioned on those representations and warranties’ being true and complete at the Effective Time and consummation of the Reorganization in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Thompson Hine has not approved) -- for federal income tax purposes:

(a)  The New Fund’s acquisition of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities, followed by the Existing Fund’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Existing Fund Shares, will qualify as a “reorganization” (as defined in section 368(a)(1)(F) of the Code), and each Fund will be “a party to a reorganization” (within the meaning of section 368(b) of the Code);

(b)  The Existing Fund will not recognize gain or loss on the transfer of its Assets to the New Fund in exchange solely for Shares of the New Fund and New Fund’s assumption of the Liabilities of the Existing Fund or on the subsequent distribution of those shares to the Shareholders in exchange for their Existing Fund Shares in complete liquidation of the Existing Fund pursuant to the Reorganization;

(c)  The New Fund will not recognize gain or loss on its receipt of the Assets of the Existing Fund in exchange solely for its New Fund Shares and its assumption of the Liabilities of the Existing Fund;

(d)  The New Fund’s basis in each Asset will be the same as the Existing Fund’s basis therein immediately before the Reorganization, and the New Fund’s holding period for each Asset will include the Existing Fund’s holding period therefor (except where New Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

(e)  A Shareholder will recognize no gain or loss on the exchange of all its Existing Fund Shares solely for New Fund Shares pursuant to the Reorganization;

(f)  A Shareholder’s aggregate basis in the New Fund Shares it receives in the Reorganization will be the same as the aggregate basis immediately prior to the Reorganization in its Existing Fund Shares it actually or constructively surrenders in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include, in each instance, its holding period for those Existing Fund Shares, provided the Shareholder holds the Existing Fund Shares as capital assets at the Effective Time; and

(g)  For purposes of section 381 of the Code, each New Fund will be treated as the Existing Fund would have been treated if there had been no Reorganization.  Accordingly, the Reorganization will not result in the termination of the Existing Fund’s taxable year, the Existing Fund’s tax attributes enumerated in section 381(c) will be taken into account by New Fund as if there had been no Reorganization, and the part of the Existing Fund’s taxable year before the Reorganization will be included in the New Fund’s taxable year after the Reorganization.

Notwithstanding the foregoing, the Tax Opinion may be subject to customary qualifications and limitations stated therein; for example, the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

5.5  Before the Closing, New Trust’s Board shall have authorized the issuance of, and New Trust shall have issued for the New Fund, as applicable, one Super Institutional Class New Fund Share, one Institutional Class New Fund Share, and one Advisor Class A New Fund Share (“Initial Shares”) to Fulcrum Asset Management or an affiliate thereof, in consideration of the payment of $10.00 each (or other amount that Board determines), to vote on the investment advisory agreement, distribution and service plan, and other agreements and plans referred to in paragraph 5.6 and to take whatever action it may be required to take as the New Fund’s sole initial shareholder;

5.6  New Trust, on New Fund’s behalf, shall have entered into, or adopted, as appropriate, an investment advisory agreement, a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, and other agreements and plans necessary for the New Fund’s operation as a series of an open-end management investment company.  Each such agreement and plan shall have been approved by New Trust’s Board and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are Non-Interested Persons thereof and by Fulcrum Asset Management, or its affiliate as the New Fund’s sole initial shareholder;

5.7 Before the Closing, all liabilities of Existing Fund and the Current Trust (with respect to the Existing Fund) to service providers of the Existing Fund have been paid in full;

5.8  At any time before the Closing, the New Trust has executed an expense limitation agreement on behalf of New Fund, the terms of which are consistent with those described in the Proxy;

5.9 All representations, covenants, and warranties of the New Trust, on behalf of the New Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing;

5.10 All representations, covenants, and warranties of the Current Trust, on behalf of the Existing Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing; and

5.11 At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 5.1 and 5.4) if, in the judgment of its Board, that waiver will not have a material adverse effect on its Fund’s shareholders’ interests.

6.  EXPENSES

Subject to complying with the representation and warranty contained in paragraph 3.3(f), Fulcrum Asset Management shall bear the entirety of the total Reorganization Expenses.  The Reorganization Expenses include, without limitation, (1) costs associated with preparing and filing Existing Fund’s prospectus supplements and the Registration Statement, and printing and distributing New Fund’s prospectus and the Proxy, (2) legal and accounting fees, (3) transfer taxes for foreign securities, (4) proxy solicitation costs, (5) any and all incremental Blue Sky fees, and (6) expenses of holding the Shareholders Meeting (including any adjournments thereof).  Fulcrum Asset Management shall remain liable for the Reorganization Expenses in the event this Agreement is terminated pursuant to paragraph 8. Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization. At the Closing, Fulcrum Asset Management shall pay the estimated Reorganization Expenses, and any remaining balance shall be paid within 60 days after the Closing.

7.  ENTIRE AGREEMENT; NO SURVIVAL

Neither Investment Company has made any representation, warranty or covenant not set forth herein.  This Agreement constitutes the entire agreement between the Investment Companies.  The representations, warranties and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing; provided, however, that, notwithstanding the foregoing, paragraphs 1.7, 1.8, 4.3, 4.5, 4.7, 6 and 7 shall survive the Closing.

8.  TERMINATION

This Agreement may be terminated at any time at or before the Closing:

8.1  By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing if not cured within 30 days or, in the sole discretion of the non-breaching Investment Company’s Board, prior to Closing, (b) if a condition to its Obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before March  11, 2023 or such other date as to which the Investment Companies agree;

8.2  By the Investment Companies’ mutual agreement; or

8.3  By either Investment Company, in the event that the Existing Fund does not receive the requisite shareholder approval of the Reorganization on or before March 11, 2023.

In the event of termination under paragraphs 8.1(c) or (d), 8.2, or 8.3, neither Investment Company (nor its trustees, officers, shareholders, agents or employees) shall have any liability to the other Investment Company.

9.  AMENDMENTS

The Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding the Existing Fund’s shareholders’ approval thereof; provided that, following that approval no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests.

10.  SEVERABILITY

Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

11.  CONFIDENTIALITY

Each Investment Company, on behalf of its respective Fund, agrees to treat confidentially and as proprietary information of the other Investment Company, and its respective Fund, all records and other information, including any information relating to portfolio holdings, of such other Fund and not to use such records and information for any purpose other than the performance of its duties under this Agreement; provided, however, that after prior notification of and written approval by such other Fund (which approval shall not be withheld if the disclosing Fund would be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities having proper jurisdiction, and which approval shall not be withheld unreasonably in any other circumstance), a Fund may disclose such records and/or information as so approved.

12.  MISCELLANEOUS

12.1  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between that law and the federal securities laws, the latter shall govern.

12.2  Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than New Trust, on New Fund’s behalf, or Current Trust, on Existing Fund’s behalf, and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

12.3  Notice is hereby given that this instrument is executed and delivered on behalf of each Investment Company’s trustees solely in their capacities as trustees, and not individually, and that each Investment Company’s Obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, agents, employees, or series other than its Fund but are only binding on and enforceable against its property attributable to and held for the benefit of its Fund (“Fund’s Property”) and not its property attributable to and held for the benefit of any other series thereof.  Each Investment Company, in asserting any rights or claims under this Agreement on its or its Fund’s behalf, shall look only to the other Fund’s Property in settlement of those rights or claims and not to the property of any other series of the other Investment Company or to those trustees, officers, shareholders, agents or employees.

12.4  This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other Investment Company.  The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

NORTHERN LIGHTS FUND TRUST IV, on behalf of the New Fund

By: Wendy Wang
      President

TRUST FOR ADVISED PORTFOLIOS, on behalf of the Existing Fund

By: [NAME]
           [TITLE]

FULCRUM ASSET MANAGEMENT, LLP, with respect to paragraphs 5.5, 5.6 and 6

By: [NAME]
                    [TITLE]